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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a

BARON ASSET FUND

(Exact name of registrant as specified in charter)

767 Fifth Avenue, 49th Floor	New York, NY 10153
(Address of Principal Executive Offices)	(Zip Code)

Patrick M. Patalino, Esq.

c/o Baron Investment Funds Trust

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Investment Funds Trust Annual Report for the period ended September 30, 2009.

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron iOpportunity Fund

Baron Fifth Avenue Growth Fund

September 30, 2009

Baron Funds®

Annual Financial Report

Baron Asset Fund
Ticker Symbols:
Retail Shares: BARAX
Institutional Shares: BARIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3
Baron Growth Fund
Ticker Symbols:
Retail Shares: BGRFX
Institutional Shares: BGRIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5
Baron Small Cap Fund
Ticker Symbols:
Retail Shares: BSCFX
Institutional Shares: BSFIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7
Baron iOpportunity Fund
Ticker Symbols:
Retail Shares: BIOPX
Institutional Shares: BIOIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9
Baron Fifth Avenue Growth Fund
Ticker Symbols:
Retail Shares: BFTHX
Institutional Shares: BFTIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11
Financial Statements
Statements of Net Assets	12
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Notes to Financial Statements	28
Financial Highlights	36
Report of Independent Registered Public Accounting Firm	41
Fund Expenses	42
Disclosure Regarding the Approval of the Investment Advisory Agreements for Each of the Series by The Board of Trustees	44
Tax Information	46
Management of the Funds	47

DEAR BARON FUNDS SHAREHOLDER:

In this report you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund (the “Funds”) for the fiscal year ended September 30, 2009. The Securities and Exchange Commission requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer November 23, 2009	Linda S. Martinson President and Chief Operating Officer November 23, 2009	Peggy Wong Treasurer and Chief Financial Officer November 23, 2009

This Annual Financial Report is for the Baron Investment Funds Trust, which currently has five series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund. If you are interested in the Baron Select Funds, which contains the Baron Partners Fund, Baron Retirement Income Fund and Baron International Growth Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website, www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website at www.BaronFunds.com and on the SEC’s website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website at www.BaronFunds.com.

Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of the BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus.

767 Fifth Avenue

NY, NY 10153

212-583-2100

Baron Asset Fund	September 30, 2009

Baron Asset Fund

Ticker Symbols:
Retail Shares: BARAX
Institutional Shares: BARIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND† IN RELATION TO THE RUSSELL MIDCAP GROWTH, THE RUSSELL 2500, AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2009

					Retail Shares		Institutional Shares*
	One Year	Three Years	Five Years	Ten Years	Since Inception (June 12, 1987)		Since Inception (May 29, 2009)
Baron Asset Fund — Retail Shares[1,2]	–9.88%	–4.49%	4.00%	3.37%	10.54%		N/A
Baron Asset Fund — Institutional Shares[1,2]	N/A	N/A	N/A	N/A	N/A		16.77%
Russell MidCap Growth[1]	–0.40%	–3.10%	3.75%	2.18%	8.45%	[3]	18.13%
Russell 2500[1]	–5.68%	–3.78%	3.29%	6.28%	9.27%		21.42%
S&P 500[1]	–6.87%	–5.44%	1.01%	–0.17%	8.27%		15.88%

*	Not annualized

[1]

Since converting to a mid-cap fund, Baron Asset Fund no longer considers the Russell 2500 an appropriate benchmark index. The Russell 2500 is included in the table above for comparison purposes for the period before Baron Asset Fund converted to a mid-cap fund. Prior to February 15, 2007, the Fund’s strategy was to invest primarily in small and mid-sized growth companies. The S&P 500, the Russell MidCap Growth and the Russell 2500 are unmanaged indexes. The S&P 500 measures the performance of larger cap equities in the stock market in general. The Russell MidCap Growth measures the performance of mid-sized companies that are classified as growth. The Russell 2500 measures the performance of small to mid-sized companies. The indexes and the Baron Asset Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]	For the period June 30, 1987 to September 30, 2009.

†	Performance information reflects results of the Retail Shares.

1.800.99.BARON

www.BaronFunds.com

©2009 All Rights Reserved

September 30, 2009	Baron Asset Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2009

Baron Asset Fund	% of Net Assets
Charles Schwab Corp.	4.8%
C.H. Robinson Worldwide, Inc.	3.2%
XTO Energy, Inc.	3.1%
DeVry, Inc.	2.9%
Vail Resorts, Inc.	2.7%
IDEXX Laboratories, Inc.	2.7%
Polo Ralph Lauren Corp., Cl A	2.6%
Arch Capital Group, Ltd.	2.5%
Equinix, Inc.	2.4%
FactSet Research Systems, Inc.	2.2%
29.1%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 20092

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Asset Fund’s performance† was disappointing for the fiscal year ended September 30, 2009, losing 9.88% and underperforming its benchmarks. The S&P 500 lost 6.87%, and the Russell MidCap Growth lost 0.40%.

Baron Asset Fund invests primarily in medium-sized growth companies for the long-term while using value-oriented purchase and sell disciplines1. The Fund purchases companies that we believe have sustainable competitive advantages and strong financial characteristics, operating in industries with favorable macroeconomic trends led by strong management teams.

The Fund’s underperformance relative to the Russell MidCap Growth Index was attributable to several factors. Most notable was the Fund’s significant underweighting in the Information Technology sector, which was the best-performing sector within that Index. The Fund’s exposure to this sector averaged approximately 8% during the period, and the weighting in the Index averaged approximately 20%.

Other areas with poor performance included companies dependent upon business travel and discretionary travel, which both fell substantially as a result of the global economic recession. These included casino operator Wynn Resorts, Ltd., which owns properties in Las Vegas and Macau, China. It also included Gartner, Inc., a technology research firm, which also operates a unit that organizes exhibitions and forums for technology companies and IT executives.

In addition, the Fund reduced its carrying value for two investments in private companies with leveraged balance sheets, Windy City Investment Holdings LLC (the holding company for asset manager John Nuveen), and Kerzner International Holdings (which operates casinos and destination resorts). Both these businesses had their cash flows negatively impacted by the recession, and this was exacerbated by their need to service large debt burdens.

Lastly, relative to the Russell MidCap Growth Index, the Fund was overweighted in the Financials sector. This was the second worst-performing sector within that Index, largely as a result of the credit crisis, volatile financial markets and the global recession. Among the Fund’s Financial holdings, the most negative performers included Alexander’s, Inc., a REIT that primarily owns Manhattan office space; brokerage firm Charles Schwab Corp.; and specialty insurance company Assurant, Inc.

Although the Fund was underweighted in the Information Technology sector, several of the companies it did own within that area performed well. These included, Equinix, which operates data centers; FactSet Research Systems, which provides data and financial analytics to investment managers; and ANSYS, a software company.

Many of the Fund’s consumer discretionary investments also performed well. These included its retail investments, Polo Ralph Lauren, Urban Outfitters and Dick’s Sporting Goods; hotel company Choice Hotels; and restaurant operator Cheesecake Factory.

The past year was difficult for virtually all investors. Nonetheless, we believe that our investment process, with its focus on research and long-term investing, will enable the Fund to take advantage of opportunities as they arise throughout the economic recovery. We expect to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and have the ability to sustain superior levels of profitability. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above-average rates of return.

[1]	Prior to February 15, 2007, the Fund’s strategy was also to invest primarily in small- and mid-sized growth companies.

[2]

Industry sector or sub-industry group levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”), unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “As Is” with no warranties.

†	Performance information reflects results of the Retail Shares.

Baron Growth Fund	September 30, 2009

Baron Growth Fund

Ticker Symbols:
Retail Shares: BGRFX
Institutional Shares: BGRIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND† IN RELATION TO THE RUSSELL 2000 GROWTH, THE RUSSELL 2000 AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2009

					Retail Shares	Institutional Shares*
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 1994)	Since Inception (May 29, 2009)
Baron Growth Fund — Retail Shares[1,2]	–6.34%	–3.02%	2.95%	6.93%	12.70%	N/A
Baron Growth Fund — Institutional Shares[1,2]	N/A	N/A	N/A	N/A	N/A	15.78%
Russell 2000 Growth[1]	–6.32%	–2.60%	2.91%	1.10%	4.79%	19.71%
Russell 2000[1]	–9.55%	–4.57%	2.41%	4.88%	7.59%	21.04%
S&P 500[1]	–6.87%	–5.44%	1.01%	–0.17%	7.74%	15.88%

*	Not annualized

[1]

The S&P 500, the Russell 2000 and the Russell 2000 Growth are unmanaged indexes. The S&P 500 measures the performance of larger cap equities in the stock market in general. The Russell 2000 measures the performance of 2,000 small companies. The Russell 2000 Growth measures the performance of those Russell 2000 companies classified as growth. These indexes and the Baron Growth Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2009 All Rights Reserved

September 30, 2009	Baron Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2009

Baron Growth Fund	% of Net Assets
DeVry, Inc.	3.8%
Strayer Education, Inc.	2.9%
Edwards Lifesciences Corp.	2.7%
Community Health Systems, Inc.	2.4%
Dick’s Sporting Goods, Inc.	2.1%
MSCI, Inc., Cl A	2.1%
Mettler-Toledo International, Inc.	2.1%
J. Crew Group, Inc.	2.1%
FactSet Research Systems, Inc.	2.1%
Arch Capital Group, Ltd.	2.0%
24.3%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 20091

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Growth Fund’s performance† was disappointing in the fiscal year ended September 30, 2009, losing 6.34%. The Fund was on par with the Russell 2000 Growth, which lost 6.32%, and the S&P 500, which lost 6.87%.

Baron Growth Fund is a long-term investor in primarily small-sized growth companies. We utilize an investment approach, through our independent research of companies, that we believe allows us to look beyond the current market environment and invest based upon the potential profitability of a business, and therefore its value in the future.

The Fund’s losses were sustained mainly during the prolonged market crash in the fourth quarter of 2008 extending into February, 2009. Among the worst performers in that period were Consumer Discretionary businesses, including sporting goods retailer Dick’s Sporting Goods, Inc., apparel retailer J. Crew, Inc., on-line diamond merchant Blue Nile, Inc. and travel and leisure business, Vail Resorts. Stocks of Financial companies, including Jefferies Group, Inc., MSCI, Inc., FactSet Research Systems, Inc., Morningstar, Inc. and Advent Software, Inc. were also adversely affected by the economic downturn and credit crisis. As the markets recovered in 2009, these businesses contributed strongly to the Fund’s performance.

Additionally, some of the highly-leveraged and cyclical companies that had been the worst performers in 2008 became the best performers in 2009. Companies with fragile balance sheets that had been teetering on the edge of bankruptcy when credit was tight rallied sharply as credit eased and investors showed renewed appetite for risk. During the nine months ended September 30, 2009, eight of the Fund’s holdings more than doubled, 19 additional companies gained more than 50% and 15 gained more than 30% (the Fund had 90 equity positions as of September 30, 2009).

Those stocks that continue to lag include companies in the Industrial and Financial sectors and education companies DeVry, Inc. and Strayer Education, Inc., which have been investing in their facilities and growing enrollments. The prospects for these businesses, we believe, are excellent, yet the market has not yet taken notice. Similarly Ritchie Bros. Auctioneers, Inc., an auctioneer of industrial equipment, and Tetra Tech, Inc., an environmental engineering company, have yet to benefit from the stimulus package due to what we believe are soon-to-be-resolved government administrative problems. We believe that those companies that underperformed throughout 2009, about 40% of the portfolio, represent significant potential growth in the months and years to come.

The past year was difficult for virtually all investors. Nonetheless, we believe that our investment process, with its focus on research and long-term investing, will enable the Fund to take advantage of opportunities as they arise throughout the economic recovery. We intend to continue to invest in small businesses that we believe have the potential to grow substantially in the years ahead. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above-average rates of return.

[1]

Industry sector or sub-industry group levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”), unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “As Is” with no warranties.

†	Performance information reflects results of the Retail Shares.

Baron Small Cap Fund	September 30, 2009

Baron Small Cap Fund

Ticker Symbols:
Retail Shares: BSCFX
Institutional Shares: BSFIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND† IN RELATION TO THE RUSSELL 2000 GROWTH, THE RUSSELL 2000 AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2009

					Retail Shares	Institutional Shares*
	One Year	Three Years	Five Years	Ten Years	Since Inception (September 30, 1997)	Since Inception (May 29, 2009)
Baron Small Cap Fund — Retail Shares[1,2]	–3.95%	–2.58%	3.81%	6.20%	7.72%	N/A
Baron Small Cap Fund — Institutional Shares[1,2]	N/A	N/A	N/A	N/A	N/A	15.79%
Russell 2000 Growth[1]	–6.32%	–2.60%	2.91%	1.10%	0.89%	19.71%
Russell 2000[1]	–9.55%	–4.57%	2.41%	4.88%	3.74%	21.04%
S&P 500[1]	–6.87%	–5.44%	1.01%	–0.17%	2.66%	15.88%

*	Not annualized

[1]

The S&P 500, the Russell 2000 and the Russell 2000 Growth are unmanaged indexes. The S&P 500 measures the performance of larger cap equities in the stock market in general. The Russell 2000 measures the performance of 2,000 small companies. The Russell 2000 Growth measures the performance of those Russell 2000 companies classified as growth. These indexes and the Baron Small Cap Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2009 All Rights Reserved

September 30, 2009	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2009

Baron Small Cap Fund	% of Net Assets
Equinix, Inc.	2.9%
SBA Communications Corp., Cl A	2.6%
TransDigm Group, Inc.	2.5%
Strayer Education, Inc.	2.4%
Penn National Gaming, Inc.	2.3%
J. Crew Group, Inc.	2.3%
Covanta Holding Corp.	2.1%
Waste Connections, Inc.	2.1%
Atlas Energy, Inc.	2.0%
CB Richard Ellis Group, Inc., Cl A	1.9%
23.1%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 20091

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Small Cap Fund† lost 3.95% in the fiscal year ended September 30, 2009, outperforming the Russell 2000 Growth index of small-cap stocks, which lost 6.32%, and the S&P 500, which lost 6.87%.

Baron Small Cap Fund invests primarily in small-cap growth companies. The Fund is a long-term investor in what we believe are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of true value.

Baron Small Cap Fund’s good relative performance to its peers was due in part to its strong showing over the latter half of the year ended September 30, 2009. Despite the recession, which had a negative impact on many consumer companies, the Fund’s investments in Penn National Gaming, Inc., J. Crew Group, Inc. and National CineMedia, Inc. all did well. While gaming in Las Vegas and Atlantic City suffered, Penn’s focus on small, regional markets paid off. J. Crew, which had been hard hit earlier in the year, rebounded nicely as sales improved.

Investments in the Health Care and Industrials sectors, however, were largely responsible for the Fund’s losses. SunPower Corp., Covanta Holding Corp., and Actuant Corp. were the poorest performers in the Industrials sector. Immucor and Masimo, two underperforming stocks in the Health Care sector, are developing diagnostic tests and equipment that may lead to improvements in medical outcomes while lowering costs, while our Industrials will benefit, we believe, from the country’s renewed focus on developing alternative energy sources.

The past year was difficult for virtually all investors. Nonetheless, we believe that our investment process, with its focus on research and long-term investing, will enable the Fund to take advantage of opportunities as they arise throughout the economic recovery. Baron Small Cap’s investments fall into three categories: Growth Stocks, Fallen Angels and Special Situations. The Fund intends to continue to invest in “Growth Stocks” that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. “Fallen Angels” are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity. “Special Situations” include spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

[1]

Industry sector or sub-industry group levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”), unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “As Is” with no warranties.

†	Performance information reflects results of the Retail Shares.

Baron iOpportunity Fund	September 30, 2009

Baron iOpportunity Fund

Ticker Symbols:
Retail Shares: BIOPX
Institutional Shares: BIOIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON IOPPORTUNITY FUND† IN RELATION TO THE NASDAQ COMPOSITE, THE RUSSELL MIDCAP GROWTH AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2009

				Retail Shares	Institutional Shares*
	One Year	Three Years	Five Years	Since Inception (February 29, 2000)	Since Inception (May 29, 2009)
Baron iOpportunity Fund — Retail Shares[1,2]	7.17%	1.82%	6.96%	0.66%	N/A
Baron iOpportunity Fund — Institutional Shares[1,2]	N/A	N/A	N/A	N/A	19.59%
NASDAQ Composite[1]	1.46%	–2.05%	2.27%	–7.95%	19.62%
Russell MidCap Growth[1]	–0.40%	–3.10%	3.75%	–3.16%	18.13%
S&P 500[1]	–6.87%	–5.44%	1.01%	–0.88%	15.88%

*	Not annualized

[1]

The NASDAQ Composite, the Russell MidCap Growth and the S&P 500 are unmanaged indexes. The NASDAQ Composite tracks the performance of market-value weighted common stocks listed on NASDAQ. The S&P 500 measures the performance of larger cap equities in the stock market in general. The Russell MidCap Growth measures the performance of mid-sized companies that are classified as growth. The NASDAQ Composite is without dividends. The S&P 500, the Russell MidCap Growth and the Baron iOpportunity Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data also does not reflect the imposition of a short-term trading fee of 1% on redemption of shares held less than six months.

†	Performance information reflects results of the Retail Shares.

1.800.99.BARON

www.BaronFunds.com

©2009 All Rights Reserved

September 30, 2009	Baron iOpportunity Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2009

Baron iOpportunity Fund	% of Net Assets
Equinix, Inc.	5.5%
NII Holdings, Inc.	4.4%
SBA Communications Corp., Cl A	4.1%
Apple, Inc.	3.7%
American Tower Corp., Cl A	3.5%
MSCI, Inc., Cl A	2.8%
TechTarget, Inc.	2.7%
Google, Inc., Cl A	2.4%
Charles Schwab Corp.	2.3%
IHS, Inc., Cl A	2.2%
33.6%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2009 1

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron iOpportunity Fund† gained 7.17% in the fiscal year ended September 30, 2009, outperforming both its comparative benchmarks. The S&P 500, down 6.87%, and the NASDAQ Composite was up 1.46%.

Baron iOpportunity Fund, like the other Baron Funds, utilizes value purchase disciplines while investing in growth companies that we believe have significant long-term information technology opportunities.

The strength of the Information Technology sector enabled the Fund to turn in a solid overall performance for the year ended September 30, 2009 despite a drag on performance from the Fund’s investments in the Financials sector.

Apple, Inc., Equinix, Inc. and Concur Technologies, Inc. were the strongest performing Information Technology holdings in the Fund. The introduction of new iPhone models provided a strong boost to Apple, while overall strength of technology businesses helped data-center operator Equinix. The desire to cut costs and control expenses helped Concur, which markets expense reporting and tracking software. Even with their recent outperformance, we believe that these and other innovative companies in our portfolio will continue to excel.

The generally weak economy and the credit crisis in particular led to losses in the Fund’s Financials holdings, which included Charles Schwab Corp., CME Group, Inc. and FCStone Group. As the economy improves and credit availability eases, we believe that these holdings will once again contribute to the Fund’s performance.

While this past year was difficult for virtually all investors, Baron iOpportunity Fund, with its focus on innovative companies, posted a good absolute return that compared very favorably to its benchmarks. We believe that our investment process, with its focus on research and long-term investing, will enable the Fund to continue taking advantage of opportunities as they arise throughout the economic recovery. We expect to continue to invest in high-growth businesses of all market capitalizations in any sector or industry that we believe will benefit from innovations and advances in technology.

[1]

Industry sector or sub-industry group levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”), unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “As Is” with no warranties.

†	Performance information reflects results of the Retail Shares.

Baron Fifth Avenue Growth Fund	September 30, 2009

Baron Fifth Avenue Growth Fund

Ticker Symbols:
Retail Shares: BFTHX
Institutional Shares: BFTIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND† IN RELATION TO THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2009

				Retail Shares	Institutional Shares*
	One Year	Three Years	Five Years	Since Inception (April 30, 2004)	Since Inception (May 29, 2009)
Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	–7.75%	–5.15%	1.06%	0.77%	N/A
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2]	N/A	N/A	N/A	N/A	14.19%
S&P 500[1]	–6.87%	–5.44%	1.01%	1.18%	15.88%

*	Not annualized

[1]

The S&P 500 is an unmanaged index. The S&P 500 measures the performance of larger cap equities in the stock market in general. The index and the Baron Fifth Avenue Growth Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

†	Performance information reflects results of the Retail Shares.

1.800.99 BARON

www.BaronFunds.com

©2009 All Rights Reserved

September 30, 2009	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2009

Baron Fifth Avenue Growth Fund	% of Net Assets
JP Morgan Chase & Co.	4.3%
Target Corp.	4.2%
Equinix, Inc.	3.7%
Toll Brothers, Inc.	3.6%
Apple, Inc.	3.5%
Transocean, Ltd.	3.4%
XTO Energy, Inc.	3.4%
Diamond Offshore Drilling, Inc.	3.4%
American Tower Corp., Cl A	3.4%
Home Depot, Inc.	3.3%
36.2%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 20091

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Fifth Avenue Growth Fund† declined 7.75% for the fiscal year ended September 30, 2009. The Fund underperformed its relative index, the S&P 500, which declined 6.87% for the same time period. For the three and five year periods, the Fund outperformed the S&P 500. For the three year period, the Fund was down 5.15% and the S&P 500 was down 5.44%. For the five year period, the Fund was up 1.06% and the S&P 500, was up 1.01%.

Baron Fifth Avenue Growth Fund focuses on the long-term fundamental prospects of the businesses in which it invests. This contrasts with other investors’ focus on historical operating results or current earnings expectations. We believe that historical results and the outlook for near-term earnings are often not indicative of superior longer-term prospects that can be identified through research efforts.

The Fund benefitted from its investments in the Information Technology, Industrials and Materials sectors for the year ended September 30, 2009. Many of the companies in these three sectors are not directly tied to a weak economy or the ongoing credit crisis and as a result, they actually increased in value while the broader market averages lost value. Within the Information Technology sector, Apple, Inc., Equinix, Inc. and QUALCOMM, Inc. positively contributed to the Fund’s performance. Within the Industrials sector, Burlington Northern Santa Fe Corp., Republic Services, Inc. and FedEx Corp. also recorded gains. Lastly, within the Materials sector, both Monsanto Co. and Ecolab, Inc. positively contributed to our performance for the one year period.

Unfortunately, the weak economy and the ongoing credit crisis did hurt our performance for the year ended September 30, 2009. Specifically, the Fund was hurt by many of our holdings within the Financials, Energy and Consumer Staples sectors. Within the Financials sector, Wells Fargo & Co., Charles Schwab Corp. and Berkshire Hathaway lost value during the period. Fears of a complete financial meltdown put pressure on many of our holdings, specifically the bank stocks in late 2008 and early 2009. While these stocks recovered in the second half of Fiscal 2009, it was not enough to make up for the earlier losses. Within the Consumer Staples sector, Danone S.A., Diageo PLC., Proctor & Gamble and PepsiCo lost value as many of the non-economically sensitive stocks were unable to keep pace with the broader market averages as it was the higher-beta stocks that led the market higher once the market bottomed back in March 2009. Lastly, within the Energy sector, Transocean Ltd., Devon Energy Corp. and XTO Energy, Inc. hurt our performance for the year.

The past year was difficult for virtually all investors. Nonetheless, we believe that our investment process, with its focus on research and long-term investing, will enable the Fund to take advantage of opportunities as they arise throughout the economic recovery. The Fund is positioned, in our view, in blue-chip, best-of-breed growth companies with a strong emphasis on quality to reduce risk. We believe the key to long-term stock appreciation is consistent earnings growth. We invest in those companies that are market-share leaders that dominate their industry, companies with strong franchises and a strong brand name, avoiding fads and other short-term, unsustainable trends. We target companies that are the low-cost operators in their industry with, in our view, high barriers to entry. We also try to invest in growth companies that are positioned in industries that are themselves growing as opposed to industries that are stagnant or structurally challenged. We believe this approach to investing will enable the Fund to achieve an above-average rate of return.

[1]

Industry sector or sub-industry group levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”), unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “As Is” with no warranties.

†	Performance information reflects results of the Retail Shares.

Baron Asset Fund	September 30, 2009

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2009

Shares		Cost	Value
Common Stocks (95.12%)
Consumer Discretionary (18.21%)
	Advertising (1.41%)
1,400,000	Lamar Advertising Co., Cl A1	$77,994,690	$38,416,000

	Apparel Retail (1.02%)
925,000	Urban Outfitters, Inc.[1]	15,117,011	27,907,250

	Apparel, Accessories & Luxury Goods (2.59%)
925,000	Polo Ralph Lauren Corp., Cl A	18,090,944	70,873,500

	Automotive Retail (0.38%)
500,000	CarMax, Inc.[1]	5,701,415	10,450,000

	Broadcasting (0.53%)
500,000	Discovery Communications, Inc., Cl A1	11,279,563	14,445,000

	Casinos & Gaming (2.07%)
800,000	Wynn Resorts, Ltd.[1]	2,657,487	56,712,000

	Education Services (2.93%)
1,450,000	DeVry, Inc.	15,178,463	80,214,000

	Homebuilding (0.23%)
325,000	Toll Brothers, Inc.[1]	6,525,291	6,350,500

	Hotels, Resorts & Cruise Lines (0.97%)
850,000	Choice Hotels Intl., Inc.	4,185,563	26,401,000

	Internet Retail (0.52%)
85,000	priceline.com, Inc.[1]	13,897,954	14,094,700

	Leisure Facilities (2.74%)
2,236,741	Vail Resorts, Inc.[1,4]	44,707,481	75,020,293

	Restaurants (0.32%)
475,000	Cheesecake Factory, Inc.[1]	9,655,454	8,797,000

	Specialty Stores (2.50%)
1,250,000	Dick’s Sporting Goods, Inc.[1]	35,113,986	28,000,000
1,050,000	Tiffany & Co.	33,710,690	40,456,500

		68,824,676	68,456,500

Total Consumer Discretionary		293,815,992	498,137,743

Energy (9.19%)
	Oil & Gas Drilling (1.52%)
1,050,000	Helmerich & Payne, Inc.	33,232,083	41,506,500

	Oil & Gas Equipment & Services (2.32%)
220,000	Core Laboratories N.V.[2]	30,622,516	22,679,800
500,000	SEACOR Holdings, Inc.[1]	14,322,278	40,815,000

		44,944,794	63,494,800

	Oil & Gas Exploration & Production (3.60%)
300,000	Ultra Petroleum Corp.[1,2]	11,627,899	14,688,000
2,025,000	XTO Energy, Inc.	10,318,772	83,673,000

		21,946,671	98,361,000

	Oil & Gas Storage & Transportation (1.75%)
2,300,000	Southern Union Co.	30,218,480	47,817,000

Total Energy		130,342,028	251,179,300

Financials (18.60%)
	Asset Management & Custody Banks (3.56%)
2,089,799	Eaton Vance Corp.	54,642,488	58,493,474
850,000	T. Rowe Price Group, Inc.	23,450,029	38,845,000

		78,092,517	97,338,474

	Insurance Brokers (0.84%)
1,200,000	Brown & Brown, Inc.	24,223,877	22,992,000

	Investment Banking & Brokerage (4.76%)
6,800,000	Charles Schwab Corp.	14,411,775	130,220,000

Shares		Cost	Value
Common Stocks (continued)
Financials (continued)
	Office REIT’s (2.00%)
184,700	Alexander’s, Inc.[1,5]	$10,860,022	$54,649,036

	Real Estate Services (1.70%)
3,975,000	CB Richard Ellis Group, Inc., Cl A1	61,995,665	46,666,500

	Reinsurance (2.47%)
1,000,000	Arch Capital Group, Ltd.[1,2]	33,841,383	67,540,000

	Specialized Finance (3.27%)
165,000	CME Group, Inc., Cl A	11,663,277	50,851,350
1,300,000	MSCI, Inc., Cl A1	39,123,416	38,506,000

		50,786,693	89,357,350

Total Financials		274,211,932	508,763,360

Health Care (16.63%)
	Health Care Distributors (1.66%)
825,000	Henry Schein, Inc.[1]	24,134,881	45,300,750

	Health Care Equipment (3.75%)
1,450,000	IDEXX Laboratories, Inc.[1]	60,164,185	72,500,000
115,000	Intuitive Surgical, Inc.[1]	13,186,811	30,158,750

		73,350,996	102,658,750

	Health Care Facilities (3.44%)
1,450,000	Community Health Systems, Inc.[1]	44,168,918	46,298,500
1,775,000	VCA Antech, Inc.[1]	59,687,071	47,729,750

		103,855,989	94,028,250

	Health Care Services (0.15%)
250,000	Emdeon, Inc., Cl A1	4,033,180	4,050,000

	Health Care Supplies (1.75%)
1,150,000	DENTSPLY International, Inc.	25,389,865	39,721,000
200,000	Gen-Probe, Inc.[1,5]	8,252,158	8,288,000

		33,642,023	48,009,000

	Life Sciences Tools & Services (5.88%)
1,025,000	Covance, Inc.[1]	59,353,059	55,503,750
400,000	Mettler-Toledo International, Inc.[1]	26,298,875	36,236,000
275,000	Millipore Corp.[1]	18,299,594	19,340,750
200,000	Techne Corp.	10,271,256	12,510,000
850,000	Thermo Fisher Scientific, Inc.[1]	24,522,276	37,119,500

		138,745,060	160,710,000

Total Health Care		377,762,129	454,756,750

Industrials (18.57%)
	Aerospace & Defense (0.84%)
225,000	Precision Castparts Corp.	14,063,935	22,920,750

	Air Freight & Logistics (4.90%)
1,500,000	C. H. Robinson Worldwide, Inc.	27,854,391	86,625,000
1,350,000	Expeditors International of Washington, Inc.	38,607,965	47,452,500

		66,462,356	134,077,500

	Construction & Engineering (1.52%)
272,015	AECOM Technology Corp.[1]	6,790,653	7,382,487
1,550,000	Quanta Services, Inc.[1]	39,711,495	34,301,500

		46,502,148	41,683,987

	Diversified Support Services (3.79%)
1,150,000	Copart, Inc.[1]	42,059,264	38,191,500
1,100,000	Iron Mountain, Inc.[1]	20,210,446	29,326,000
1,472,043	Ritchie Bros. Auctioneers, Inc.[2]	36,592,917	36,123,935

		98,862,627	103,641,435

12	See Notes to Financial Statements.

September 30, 2009	Baron Asset Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2009

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Environmental & Facilities Services (2.50%)
1,250,000	Covanta Holding Corp.[1]	$28,928,444	$21,250,000
975,000	Stericycle, Inc.[1]	28,948,289	47,238,750

		57,876,733	68,488,750
	Human Resource & Employment Services (0.96%)
1,050,000	Robert Half Intl., Inc.	1,048,912	26,271,000

	Research & Consulting Services (1.07%)
1,000,000	Equifax, Inc.	34,475,520	29,140,000

	Security & Alarm Services (0.25%)
300,532	Corrections Corp. of America[1]	1,002	6,807,050

	Trading Companies & Distributors (2.74%)
1,400,000	Fastenal Co.	56,021,319	54,180,000
475,000	MSC Industrial Direct Co., Inc., Cl A	22,407,294	20,700,500

		78,428,613	74,880,500

Total Industrials		397,721,846	507,910,972

Information Technology (9.70%)
	Application Software (3.17%)
575,000	ANSYS, Inc.[1]	15,734,803	21,545,250
100,000	Citrix Systems, Inc.[1]	3,872,654	3,923,000
925,000	FactSet Research Systems, Inc.	53,842,905	61,272,000

		73,450,362	86,740,250

	Electronic Equipment & Instruments (0.87%)
850,000	FLIR Systems, Inc.[1]	18,928,164	23,774,500

	IT Consulting & Other Services (5.66%)
700,000	Equinix, Inc.[1,5]	56,983,955	64,400,000
2,450,000	Gartner, Inc.[1]	59,722,058	44,761,500
2,600,000	SAIC, Inc.[1]	46,193,972	45,604,000

		162,899,985	154,765,500

Total Information Technology		255,278,511	265,280,250

Materials (2.15%)
	Industrial Gases (0.88%)
500,000	Airgas, Inc.	20,142,639	24,185,000

	Specialty Chemicals (1.27%)
750,000	Ecolab, Inc.	25,931,428	34,672,500

Total Materials		46,074,067	58,857,500

Telecommunication Services (2.07%)
	Wireless Telecommunication Services (2.07%)
425,000	NII Holdings, Inc.[1]	17,553,240	12,741,500
1,625,000	SBA Communications Corp., Cl A1	53,434,220	43,923,750

Total Telecommunication Services		70,987,460	56,665,250

Total Common Stocks		1,846,193,965	2,601,551,125

Shares		Cost	Value
Private Equity Investments (1.17%)
Consumer Discretionary (0.76%)
	Education Services (0.00%)
105,264	Apollo International, Inc. S-A Conv. Pfd.[1,3,4,5]	$800,006	$0

	Hotels, Resorts & Cruise Lines (0.76%)
5,200,000	Kerzner Intl. Holdings, Ltd., Cl A1,2,3,5	52,000,000	20,800,000

Total Consumer Discretionary		52,800,006	20,800,000

Financials (0.41%)
	Asset Management & Custody Banks (0.41%)
5,600,004	Windy City Investments Holdings LLC[1,3,5]	31,960,710	11,200,007

Total Private Equity Investments		84,760,716	32,000,007

Warrants (0.00%)
Consumer Discretionary (0.00%)
	Restaurants (0.00%)
48,071	Krispy Kreme Doughnuts, Inc. Warrants, Exp 03/02/2012[1]	0	0

Principal Amount
Short Term Investments (3.49%)
$95,366,596	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2009, 0.01% due 10/01/2009; Proceeds at maturity - $95,366,622; (Fully collateralized by U.S. Treasury Note, 1.75% due 01/31/2014; Market value - $100,138,500)	95,366,596	95,366,596

Total Investments (99.78%)		$2,026,321,277	2,728,917,728

Cash and Other Assets Less Liabilities (0.22%)			5,973,640

Net Assets			$2,734,891,368

Retail Shares (Equivalent to $43.62 per share based on 60,807,434 shares outstanding)			$2,652,640,154

Institutional Shares (Equivalent to $43.65 per share based on 1,884,332 shares outstanding)			$82,251,214

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At September 30, 2009, the market value of restricted and fair valued securities amounted to $32,000,007 or 1.17% of Net Assets. None of these securities are deemed liquid. See Note 7.
[4]	See Note 10 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.

See Notes to Financial Statements.	13

Baron Growth Fund	September 30, 2009

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2009

Shares		Cost	Value
Common Stocks (91.60%)
Consumer Discretionary (27.39%)
	Advertising (0.96%)
1,850,000	Lamar Advertising Co., Cl A1	$25,633,314	$50,764,000

	Apparel Retail (2.05%)
3,024,902	J. Crew Group, Inc.[1]	95,586,620	108,351,990

	Apparel, Accessories & Luxury Goods (1.10%)
2,090,000	Under Armour, Inc., Cl A1	76,271,084	58,164,700

	Automotive Retail (1.53%)
693,100	CarMax, Inc.[1]	6,766,040	14,485,790
3,450,000	Penske Automotive Group, Inc.	67,638,212	66,171,000

		74,404,252	80,656,790

	Casinos & Gaming (1.62%)
2,575,000	Penn National Gaming, Inc.[1]	72,452,253	71,224,500
200,000	Wynn Resorts, Ltd.[1]	3,210,220	14,178,000

		75,662,473	85,402,500

	Distributors (1.92%)
5,450,010	LKQ Corp.[1]	75,949,765	101,043,185

	Education Services (6.72%)
3,650,000	DeVry, Inc.[4]	61,225,398	201,918,000
700,000	Strayer Education, Inc.[4]	57,859,739	152,376,000

		119,085,137	354,294,000

	Home Furnishings (0.77%)
850,000	Mohawk Industries, Inc.[1]	24,825,295	40,536,500

	Hotels, Resorts & Cruise Lines (1.77%)
3,000,000	Choice Hotels Intl., Inc.	74,119,736	93,180,000

	Internet Retail (0.94%)
800,000	Blue Nile, Inc.[1,4]	23,190,334	49,696,000

	Leisure Facilities (1.21%)
1,900,000	Vail Resorts, Inc.[1,4]	51,691,238	63,726,000

	Publishing (2.36%)
750,000	Interactive Data Corp.	17,054,327	19,657,500
2,154,552	Morningstar, Inc.[1]	62,871,270	104,625,045

		79,925,597	124,282,545

	Restaurants (1.81%)
550,000	Cheesecake Factory, Inc.[1]	10,914,838	10,186,000
950,000	Panera Bread Co., Cl A1	36,153,944	52,250,000
700,000	Peet’s Coffee & Tea, Inc.[1,4]	15,273,681	19,761,000
1,200,000	Sonic Corp.[1]	24,979,672	13,272,000

		87,322,135	95,469,000

	Specialty Stores (2.63%)
5,000,000	Dick’s Sporting Goods, Inc.[1]	86,074,246	112,000,000
700,000	Tiffany & Co.	13,504,094	26,971,000

		99,578,340	138,971,000

Total Consumer Discretionary		983,245,320	1,444,538,210

Consumer Staples (5.38%)
	Food Retail (1.91%)
3,300,000	Whole Foods Market, Inc.[1]	35,877,628	100,617,000

	Household Products (1.70%)
1,575,000	Church & Dwight Co., Inc.	58,038,014	89,365,500

	Packaged Foods & Meats (1.77%)
1,400,000	Ralcorp Holdings, Inc.[1]	53,671,573	81,858,000
200,000	Seneca Foods Corp., Cl A1	4,400,000	5,480,000
175,000	TreeHouse Foods, Inc.[1]	5,333,795	6,242,250

		63,405,368	93,580,250

Total Consumer Staples		157,321,010	283,562,750

Shares		Cost	Value
Common Stocks (continued)
Energy (10.58%)
	Oil & Gas Drilling (0.90%)
1,200,000	Helmerich & Payne, Inc.	$27,232,555	$47,436,000

	Oil & Gas Equipment & Services (4.98%)
660,300	Core Laboratories N.V.[2]	39,388,993	68,070,327
2,000,000	FMC Technologies, Inc.[1]	21,044,749	104,480,000
1,100,000	SEACOR Holdings, Inc.[1,4]	79,415,883	89,793,000

		139,849,625	262,343,327

	Oil & Gas Exploration & Production (3.28%)
597,000	Atlas Energy, Inc. (formerly Atlas America, Inc.)	14,920,800	16,160,790
775,463	Concho Resources, Inc.[1]	22,257,149	28,164,816
2,800,000	Encore Acquisition Co.[1,4]	46,692,595	104,720,000
487,500	Range Resources Corp.	8,333,342	24,063,000

		92,203,886	173,108,606

	Oil & Gas Storage & Transportation (1.42%)
3,600,000	Southern Union Co.	48,544,865	74,844,000

Total Energy		307,830,931	557,731,933

Financials (10.21%)
	Asset Management & Custody Banks (1.15%)
500,000	Cohen & Steers, Inc.	6,508,019	12,000,000
1,750,000	Eaton Vance Corp.	31,702,091	48,982,500

		38,210,110	60,982,500

	Investment Banking & Brokerage (1.23%)
175,000	Greenhill & Co., Inc.	13,286,675	15,676,500
1,800,000	Jefferies Group, Inc.[1]	18,429,351	49,014,000

		31,716,026	64,690,500

	Office REIT’s (1.03%)
136,838	Alexander’s, Inc.[1,5]	29,189,317	40,487,627
1,125,000	Douglas Emmett, Inc.	9,868,661	13,815,000

		39,057,978	54,302,627

	Real Estate Services (0.49%)
2,200,000	CB Richard Ellis Group, Inc., Cl A1	13,827,634	25,828,000

	Reinsurance (2.05%)
1,600,000	Arch Capital Group, Ltd.[1,2]	49,270,622	108,064,000

	Specialized Finance (2.81%)
3,771,933	MSCI, Inc., Cl A1	82,675,301	111,724,656
2,500,000	RiskMetrics Group, Inc.[1,5]	52,397,200	36,550,000

		135,072,501	148,274,656

	Specialized REIT’s (1.45%)
775,000	Alexandria Real Estate Equities, Inc.[5]	29,669,521	42,121,250
750,000	Digital Realty Trust, Inc.[5]	26,268,348	34,282,500

		55,937,869	76,403,750

Total Financials		363,092,740	538,546,033

Health Care (15.86%)
	Health Care Distributors (0.17%)
400,000	PSS World Medical, Inc.[1]	8,010,336	8,732,000

	Health Care Equipment (3.81%)
2,000,000	Edwards Lifesciences Corp.[1]	59,602,586	139,820,000
1,225,000	IDEXX Laboratories, Inc.[1]	41,842,292	61,250,000

		101,444,878	201,070,000

14	See Notes to Financial Statements.

September 30, 2009	Baron Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2009

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Health Care Facilities (3.90%)
4,000,000	Community Health Systems, Inc.[1]	$81,148,924	$127,720,000
600,000	Skilled Healthcare Group, Inc., Cl A1	9,215,682	4,818,000
1,300,000	Sun Healthcare Group, Inc.[1]	16,193,038	11,232,000
2,300,000	VCA Antech, Inc.[1]	64,291,084	61,847,000

		170,848,728	205,617,000

	Health Care Services (0.69%)
600,000	Chemed Corp.	21,302,478	26,334,000
375,000	Emdeon, Inc., Cl A1	6,150,957	6,075,000
125,000	IPC The Hospitalist Co., Inc.[1]	2,062,500	3,931,250

		29,515,935	36,340,250

	Health Care Supplies (0.92%)
1,175,000	Gen-Probe, Inc.[1,5]	49,063,566	48,692,000

	Health Care Technology (0.06%)
226,315	HLTH Corp.[1]	2,461,661	3,306,462

	Life Sciences Tools & Services (5.21%)
1,600,000	Charles River Laboratories Intl., Inc.[1]	45,694,611	59,168,000
950,000	Covance, Inc.[1]	35,390,335	51,442,500
1,200,000	Mettler-Toledo International, Inc.[1]	73,415,860	108,708,000
880,943	Techne Corp.	46,631,249	55,102,985

		201,132,055	274,421,485

	Managed Health Care (1.10%)
2,625,000	AMERIGROUP Corp.[1,4]	45,833,394	58,196,250

Total Health Care		608,310,553	836,375,447

Industrials (10.94%)
	Aerospace & Defense (0.26%)
525,000	Stanley, Inc.[1]	13,496,743	13,503,000

	Construction & Engineering (1.80%)
3,500,000	AECOM Technology Corp.[1]	78,998,559	94,990,000

	Construction & Farm Machinery & Heavy Trucks (0.05%)
234,399	American Railcar Industries, Inc.	5,090,540	2,486,973

	Diversified Support Services (3.26%)
2,725,000	Copart, Inc.[1]	69,029,357	90,497,250
3,320,227	Ritchie Bros. Auctioneers, Inc.[2]	76,748,114	81,478,371

		145,777,471	171,975,621

	Environmental & Facilities Services (1.23%)
2,450,000	Tetra Tech, Inc.[1]	61,402,913	64,998,500

	Industrial Machinery (1.24%)
400,000	Kennametal, Inc.	6,905,007	9,844,000
650,000	Valmont Industries, Inc.	53,758,838	55,367,000

		60,663,845	65,211,000

	Railroads (1.15%)
2,000,000	Genesee & Wyoming, Inc., Cl A1	32,221,169	60,640,000

	Research & Consulting Services (1.11%)
925,000	CoStar Group, Inc.[1]	39,770,735	38,128,500
400,000	IHS, Inc., Cl A1	16,387,387	20,452,000

		56,158,122	58,580,500

	Trading Companies & Distributors (0.50%)
600,000	MSC Industrial Direct Co., Inc., Cl A	21,427,055	26,148,000

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Trucking (0.34%)
475,000	Landstar System, Inc.	$11,073,375	$18,078,500

Total Industrials		486,309,792	576,612,094

Information Technology (8.40%)
	Application Software (5.02%)
700,000	Advent Software, Inc.[1]	26,532,888	28,175,000
2,250,000	ANSYS, Inc.[1]	54,764,729	84,307,500
1,100,000	Concur Technologies, Inc.[1]	24,703,047	43,736,000
1,635,000	FactSet Research Systems, Inc.	82,436,633	108,302,400

		188,437,297	264,520,900

	Internet Software & Services (0.58%)
928,953	WebMD Health Corp., Cl A1	24,910,460	30,766,923

	IT Consulting & Other Services (2.80%)
1,029,268	Equinix, Inc.[1,5]	33,364,684	94,692,656
2,900,000	Gartner, Inc.[1]	47,347,692	52,983,000

		80,712,376	147,675,656

Total Information Technology		294,060,133	442,963,479

Telecommunication Services (0.90%)
	Wireless Telecommunication Services (0.90%)
1,765,015	SBA Communications Corp., Cl A1	7,768,187	47,708,356

Utilities (1.94%)
	Electric Utilities (1.94%)
2,250,000	ITC Holdings Corp.	69,934,399	102,262,500

Total Common Stocks		3,277,873,065	4,830,300,802

Private Equity Investments (0.63%)
Consumer Discretionary (0.56%)
	Hotels, Resorts & Cruise Lines (0.56%)
7,400,000	Kerzner Intl. Holdings, Ltd., Cl A1,2,3,5	74,000,000	29,600,000

Financials (0.07%)
	Asset Management & Custody Banks (0.07%)
1,885,000	Windy City Investments Holdings LLC[1,3,5]	7,748,686	3,770,000

Total Private Equity Investments		81,748,686	33,370,000

Warrants (0.00%)
Consumer Discretionary (0.00%)
	Restaurants (0.00%)
82,905	Krispy Kreme Doughnuts, Inc. Warrants, Exp 03/02/2012[1]	0	0

See Notes to Financial Statements.	15

Baron Growth Fund	September 30, 2009

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2009

Principal Amount		Cost	Value
Convertible Bonds (0.08%)
Consumer Discretionary (0.08%)
	Automotive Retail (0.08%)
$4,100,000	Penske Automotive Group, Inc., 3.50% due 04/01/2026[5]	$2,706,181	$4,335,750

Corporate Bonds (0.46%)
Consumer Discretionary (0.46%)
	Casinos & Gaming (0.46%)
23,694,000	Wynn Las Vegas, LLC, AD7, 6.625% due 12/01/2014[5]	21,891,094	22,983,180
1,050,000	Wynn Las Vegas, LLC, AK1, 6.625% due 12/01/2014[5]	969,840	1,005,375

Total Corporate Bonds		22,860,934	23,988,555

Short Term Investments (7.17%)
377,809,009	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2009, 0.01% due 10/01/2009; Proceeds at maturity - $377,809,114; (Fully collateralized by U.S. Treasury Note, 3.125% due 08/31/2013; Market value - $156,235,524 and U.S. Treasury Note, 2.75% due 10/31/2013; Market value - $156,285,000 and U.S. Treasury Note, 1.75% due 01/31/2014; Market value - $84,179,700)	377,809,009	377,809,009

Total Investments (99.94%)		$3,762,997,875	5,269,804,116

Cash and Other Assets Less Liabilities (0.06%)			3,420,400

Net Assets			$5,273,224,516

Retail Shares (Equivalent to $39.00 per share based on 129,087,811 shares outstanding)			$5,034,502,843

Institutional Shares (Equivalent to $39.03 per share based on 6,116,149 shares outstanding)			$238,721,673

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At September 30, 2009, the market value of restricted and fair valued securities amounted to $33,370,000 or 0.63% of Net Assets. None of these securities are deemed liquid. See Note 7.
[4]	See Note 10 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.

16	See Notes to Financial Statements.

September 30, 2009	Baron Small Cap Fund

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2009

Shares		Cost	Value
Common Stocks (93.04%)
Consumer Discretionary (20.48%)
	Advertising (1.45%)
2,400,000	National CineMedia, Inc.[4]	$51,159,417	$40,728,000

	Apparel Retail (3.10%)
1,800,000	J. Crew Group, Inc.[1]	50,045,221	64,476,000
750,000	Urban Outfitters, Inc.[1]	10,990,210	22,627,500

		61,035,431	87,103,500

	Apparel, Accessories & Luxury Goods (2.83%)
1,150,000	Fossil, Inc.[1]	27,172,482	32,717,500
3,750,000	Iconix Brand Group, Inc.[1,4,5]	60,541,075	46,762,500

		87,713,557	79,480,000

	Casinos & Gaming (3.32%)
2,350,000	Penn National Gaming, Inc.[1]	60,841,363	65,001,000
400,000	Wynn Resorts, Ltd.[1]	4,213,528	28,356,000

		65,054,891	93,357,000

	Computer & Electronics Retail (0.81%)
1,350,000	hhgregg, Inc.[1]	23,126,212	22,869,000

	Education Services (3.98%)
600,000	American Public Education, Inc.[1]	19,348,177	20,844,000
350,000	Capella Education Co.[1]	12,268,802	23,569,000
308,808	Strayer Education, Inc.	27,539,086	67,221,325

		59,156,065	111,634,325

	Hotels, Resorts & Cruise Lines (1.80%)
650,000	Gaylord Entertainment Co.[1]	18,665,588	13,065,000
3,060,000	Great Wolf Resorts, Inc.[1,4]	55,012,502	10,924,200
20,000,000	Mandarin Oriental International, Ltd.[2]	40,047,095	26,600,000

		113,725,185	50,589,200

	Internet Retail (0.31%)
800,000	Vitacost.com, Inc.[1]	9,570,584	8,736,000

	Movies & Entertainment (1.27%)
1,105,453	Liberty Media Corp. – Capital, Series A1	15,318,471	23,126,077
250,000	Marvel Entertainment, Inc.[1]	4,681,550	12,405,000

		20,000,021	35,531,077

	Restaurants (1.61%)
1,000,000	Cheesecake Factory, Inc.[1]	19,997,482	18,520,000
2,500,000	Texas Roadhouse, Inc., Cl A1	29,521,460	26,550,000

		49,518,942	45,070,000

Total Consumer Discretionary		540,060,305	575,098,102

Consumer Staples (0.57%)
	Soft Drinks (0.57%)
3,500,000	Heckmann Corp.[1]	27,464,082	16,030,000

Energy (4.82%)
	Oil & Gas Equipment & Services (1.72%)
300,000	Core Laboratories N.V.[2]	23,095,109	30,927,000
857,500	PHI, Inc.[1]	24,669,136	17,390,100

		47,764,245	48,317,100

	Oil & Gas Exploration & Production (3.10%)
2,067,520	Atlas Energy, Inc. (formerly Atlas America, Inc.)	51,822,719	55,967,766
859,443	Concho Resources, Inc.[1]	24,277,012	31,214,970

		76,099,731	87,182,736

Total Energy		123,863,976	135,499,836

Shares		Cost	Value
Common Stocks (continued)
Financials (6.95%)
	Office REIT’s (1.48%)
950,000	SL Green Realty Corp.	$23,268,870	$41,657,500

	Real Estate Services (1.88%)
4,500,000	CB Richard Ellis Group, Inc., Cl A1	34,462,412	52,830,000

	Reinsurance (0.48%)
200,000	Arch Capital Group, Ltd.[1,2]	5,515,966	13,508,000

	Specialized Finance (1.48%)
912,000	MSCI, Inc., Cl A1	19,063,408	27,013,440
1,000,000	RiskMetrics Group, Inc.[1,5]	17,515,916	14,620,000

		36,579,324	41,633,440

	Specialized REIT’s (1.63%)
1,000,000	Digital Realty Trust, Inc.[5]	35,600,658	45,710,000

Total Financials		135,427,230	195,338,940

Health Care (15.67%)
	Health Care Equipment (4.77%)
900,000	IDEXX Laboratories, Inc.[1]	29,711,915	45,000,000
175,000	Intuitive Surgical, Inc.[1]	2,537,500	45,893,750
1,325,000	Masimo Corp.[1]	30,033,725	34,715,000
544,392	Natus Medical, Inc.[1]	5,387,546	8,399,969

		67,670,686	134,008,719

	Health Care Facilities (3.74%)
2,750,000	Brookdale Senior Living, Inc.	55,455,764	49,857,500
1,525,000	Emeritus Corp.[1]	46,025,139	33,473,750
2,700,000	Skilled Healthcare Group, Inc., Cl A1	37,304,785	21,681,000

		138,785,688	105,012,250

	Health Care Services (0.14%)
900,000	Clarient, Inc.[1]	3,150,000	3,789,000

	Health Care Supplies (3.43%)
750,000	Gen-Probe, Inc.[1,5]	31,517,367	31,080,000
1,500,000	Immucor, Inc.[1]	16,581,987	26,550,000
1,000,000	Inverness Medical Innovations, Inc.[1]	42,391,327	38,730,000

		90,490,681	96,360,000

	Life Sciences Tools & Services (3.59%)
900,000	Covance, Inc.[1]	33,410,943	48,735,000
575,000	Mettler-Toledo International, Inc.[1]	36,666,021	52,089,250

		70,076,964	100,824,250

Total Health Care		370,174,019	439,994,219

Industrials (25.92%)
	Aerospace & Defense (5.93%)
1,000,000	AeroVironment, Inc.[1]	22,804,292	28,090,000
1,000,000	HEICO Corp., Cl A	25,494,867	33,910,000
1,350,000	Stanley, Inc.[1,4]	27,051,567	34,722,000
1,400,000	TransDigm Group, Inc.[1]	36,859,086	69,734,000

		112,209,812	166,456,000

	Construction & Engineering (1.96%)
1,200,000	AECOM Technology Corp.[1]	29,450,937	32,568,000
1,100,000	Orion Marine Group, Inc.[1]	14,920,988	22,594,000

		44,371,925	55,162,000

	Construction & Farm Machinery & Heavy Trucks (1.33%)
150,000	Joy Global, Inc.	3,662,936	7,341,000
800,000	Wabtec Corp.	26,493,459	30,024,000

		30,156,395	37,365,000

See Notes to Financial Statements.	17

Baron Small Cap Fund	September 30, 2009

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2009

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Diversified Support Services (2.25%)
900,000	Iron Mountain, Inc.[1]	$6,079,836	$23,994,000
1,600,000	Ritchie Bros. Auctioneers, Inc.[2]	29,839,618	39,264,000

		35,919,454	63,258,000

	Electrical Components & Equipment (0.47%)
525,000	SunPower Corp., Cl B1	14,287,525	13,245,750

	Environmental & Facilities Services (7.27%)
850,000	Clean Harbors, Inc.[1]	45,981,466	47,821,000
3,450,000	Covanta Holding Corp.[1]	52,983,673	58,650,000
2,750,000	EnergySolutions, Inc.	39,185,176	25,355,000
468,500	Team, Inc.[1]	9,599,541	7,941,075
250,000	Tetra Tech, Inc.[1]	6,533,451	6,632,500
2,000,010	Waste Connections, Inc.[1]	54,338,658	57,720,289

		208,621,965	204,119,864

	Human Resource & Employment Services (1.32%)
850,000	Watson Wyatt Worldwide, Inc., Cl A	33,744,465	37,026,000

	Industrial Machinery (3.32%)
1,500,000	Actuant Corp., Cl A	23,232,893	24,090,000
1,100,000	Graco, Inc.	25,662,211	30,657,000
400,000	Kaydon Corp.	17,466,686	12,968,000
300,000	Valmont Industries, Inc.	21,850,741	25,554,000

		88,212,531	93,269,000

	Railroads (0.92%)
850,000	Genesee & Wyoming, Inc., Cl A1	21,562,914	25,772,000

	Research & Consulting Services (1.15%)
1,250,000	Huron Consulting Group, Inc.[1,4]	40,540,236	32,287,500

Total Industrials		629,627,222	727,961,114

Information Technology (10.27%)
	Application Software (1.52%)
600,000	Advent Software, Inc.[1]	16,654,197	24,150,000
650,001	Ultimate Software Group, Inc.[1]	14,157,645	18,668,028

		30,811,842	42,818,028

	Electronic Components (0.34%)
350,000	DTS, Inc.[1]	5,339,677	9,583,000

	Electronic Equipment & Instruments (1.99%)
1,750,000	FLIR Systems, Inc.[1]	11,668,715	48,947,500
250,000	National Instruments Corp.	6,430,979	6,907,500

		18,099,694	55,855,000

	Internet Software & Services (1.37%)
4,002,308	SkillSoft PLC, ADR[1,2]	29,827,194	38,422,157

	IT Consulting & Other Services (4.04%)
875,000	Equinix, Inc.[1,5]	55,025,037	80,500,000
1,800,000	Gartner, Inc.[1]	34,072,283	32,886,000

		89,097,320	113,386,000

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	Semiconductor Equipment (1.01%)
1,915,995	Rubicon Technology, Inc.[1,4]	$30,593,471	$28,433,366

Total Information Technology		203,769,198	288,497,551

Materials (2.00%)
	Construction Materials (1.27%)
1,250,000	Eagle Materials, Inc.	22,971,866	35,725,000

	Specialty Chemicals (0.73%)
1,000,000	Nalco Holding Co.	17,014,844	20,490,000

Total Materials		39,986,710	56,215,000

Telecommunication Services (4.46%)
	Wireless Telecommunication Services (4.46%)
1,400,000	American Tower Corp., Cl A1	4,963,728	50,960,000
2,750,000	SBA Communications Corp., Cl A1	26,849,041	74,332,500

Total Telecommunication Services		31,812,769	125,292,500

Unclassified (1.54%)
2,500,000	Liberty Acquisition Holdings Corp.[1,5]	22,555,000	23,750,000
2,000,000	Trian Acquisition I Corp.[1,5]	19,661,740	19,460,000

Total Unclassified		42,216,740	43,210,000

Utilities (0.36%)
	Electric Utilities (0.36%)
225,000	ITC Holdings Corp.	9,427,959	10,226,250

Total Common Stocks		2,153,830,210	2,613,363,512

Private Equity Investments (0.50%)
Consumer Discretionary (0.50%)
	Hotels, Resorts & Cruise Lines (0.50%)
3,500,000	Kerzner Intl. Holdings, Ltd., Cl A1,2,3,5	35,000,000	14,000,000

Warrants (0.00%)
Consumer Discretionary (0.00%)
	Apparel Retail (0.00%)
100,000	Casual Male Retail Group, Inc. Warrants, Exp 07/02/2010[1,3]	49,000	0

	Restaurants (0.00%)
49,743	Krispy Kreme Doughnuts, Inc. Warrants, Exp 03/02/2012[1]	0	0

Total Warrants		49,000	0

18	See Notes to Financial Statements.

September 30, 2009	Baron Small Cap Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2009

Principal Amount		Cost	Value
Short Term Investments (6.54%)
$183,815,316	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2009, 0.01% due 10/01/2009; Proceeds at maturity - $183,815,367; (Fully collateralized by U.S. Treasury Note, 1.75% due 01/31/14; Market value - $193,010,400)	$183,815,316	$183,815,316

Total Investments (100.08%)		$2,372,694,526	2,811,178,828

Liabilities Less Cash and Other Assets (-0.08%)			(2,374,497)

Net Assets			$2,808,804,331

Retail Shares (Equivalent to $17.96 per share based on 151,402,397 shares outstanding)			$2,719,418,237

Institutional Shares (Equivalent to $17.97 per share based on 4,972,911 shares outstanding)			$89,386,094

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At September 30, 2009, the market value of restricted and fair valued securities amounted to $14,000,000 or 0.50% of Net Assets. None of these securities are deemed liquid. See Note 7.
[4]	See Note 10 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
ADR	American Depositary Receipt.

See Notes to Financial Statements.	19

Baron iOpportunity Fund	September 30, 2009

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2009

Shares		Cost	Value
Common Stocks (93.98%)
Consumer Discretionary (11.31%)
	Advertising (3.33%)
120,500	Lamar Advertising Co., Cl A1	$4,290,138	$3,306,520
107,000	National CineMedia, Inc.	1,905,269	1,815,790

		6,195,407	5,122,310

	Broadcasting (1.14%)
60,500	Discovery Communications, Inc., Cl A1	1,101,407	1,747,845

	Education Services (1.40%)
9,900	Strayer Education, Inc.	1,767,414	2,155,032

	Internet Retail (5.44%)
22,000	Amazon.com, Inc.[1]	1,003,076	2,053,920
35,100	Blue Nile, Inc.[1]	1,510,608	2,180,412
654,335	drugstore.com, Inc.[1]	1,808,149	1,590,034
7,000	priceline.com, Inc.[1]	1,130,664	1,160,740
125,000	Vitacost.com, Inc.[1]	1,498,406	1,365,000

		6,950,903	8,350,106

Total Consumer Discretionary		16,015,131	17,375,293

Financials (9.60%)
	Investment Banking & Brokerage (2.32%)
186,000	Charles Schwab Corp.	1,939,196	3,561,900

	Specialized Finance (5.91%)
6,787	CME Group, Inc., Cl A	1,230,839	2,091,686
146,600	MSCI, Inc., Cl A1	3,655,157	4,342,292
181,000	RiskMetrics Group, Inc.[1,4]	2,915,037	2,646,220

		7,801,033	9,080,198

	Specialized REIT’s (1.37%)
46,000	Digital Realty Trust, Inc.[4]	1,632,260	2,102,660

Total Financials		11,372,489	14,744,758

Health Care (5.36%)
	Health Care Equipment (1.91%)
5,500	Intuitive Surgical, Inc.[1]	741,040	1,442,375
57,000	Masimo Corp.[1]	1,439,543	1,493,400

		2,180,583	2,935,775

	Health Care Services (0.82%)
78,000	Emdeon, Inc., Cl A1	1,300,418	1,263,600

	Health Care Supplies (1.35%)
53,500	Inverness Medical Innovations, Inc.[1]	1,451,904	2,072,055

	Health Care Technology (1.28%)
35,000	athenahealth, Inc.[1]	967,296	1,342,950
41,200	Medidata Solutions, Inc.[1]	576,800	624,180

		1,544,096	1,967,130

Total Health Care		6,477,001	8,238,560

Industrials (6.79%)
	Aerospace & Defense (0.92%)
50,500	AeroVironment, Inc.[1]	1,438,622	1,418,545

	Diversified Support Services (1.40%)
65,000	EnerNOC, Inc.[1]	438,443	2,155,400

	Electrical Components & Equipment (1.03%)
62,500	SunPower Corp., Cl B1	1,623,249	1,576,875

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Research & Consulting Services (3.44%)
45,000	CoStar Group, Inc.[1]	$1,286,985	$1,854,900
67,000	IHS, Inc., Cl A1	2,843,677	3,425,710

		4,130,662	5,280,610

Total Industrials		7,630,976	10,431,430

Information Technology (47.30%)
	Application Software (12.45%)
35,000	Advent Software, Inc.[1]	1,187,151	1,408,750
78,866	ANSYS, Inc.[1]	1,878,085	2,955,109
41,000	Citrix Systems, Inc.[1]	1,188,982	1,608,430
38,000	Concur Technologies, Inc.[1]	726,840	1,510,880
34,500	FactSet Research Systems, Inc.	1,976,520	2,285,280
79,500	Net 1 UEPS Technologies, Inc.[1]	1,084,344	1,666,320
224,000	Nuance Communications, Inc.[1]	2,994,394	3,351,040
89,500	Solarwinds, Inc.[1]	1,118,750	1,971,685
76,000	Solera Holdings, Inc.	1,788,663	2,364,360

		13,943,729	19,121,854

	Communications Equipment (3.75%)
74,000	QUALCOMM, Inc.	2,745,028	3,328,520
36,010	Research in Motion, Ltd.[1,2]	957,874	2,432,475

		3,702,902	5,760,995

	Computer Hardware (3.74%)
31,000	Apple, Inc.[1]	1,432,436	5,746,470

	Data Processing & Outsourced Services (0.80%)
74,000	CyberSource Corp.[1]	1,115,091	1,233,580

	Home Entertainment Software (2.22%)
275,000	Activision Blizzard, Inc.[1]	2,152,886	3,407,250

	Internet Software & Services (12.61%)
7,333	Google, Inc., Cl A1	1,541,035	3,636,068
98,000	GSI Commerce, Inc.[1]	1,211,967	1,892,380
890,000	Move, Inc.[1]	1,878,859	2,403,000
30,000	OpenTable, Inc.[1]	600,000	826,800
172,092	SkillSoft PLC, ADR[1,2]	1,136,746	1,652,083
728,011	TechTarget, Inc.[1]	4,589,443	4,149,663
35,000	VistaPrint N.V.[1,2]	1,394,330	1,776,250
91,510	WebMD Health Corp., Cl A1	1,937,744	3,030,811

		14,290,124	19,367,055

	IT Consulting & Other Services (7.16%)
92,500	Equinix, Inc.[1,4]	3,418,485	8,510,000
136,644	Gartner, Inc.[1]	2,038,692	2,496,486

		5,457,177	11,006,486

	Systems Software (4.57%)
122,000	Microsoft Corp.	2,588,682	3,158,580
45,500	Totvs SA2	1,814,225	2,234,421
40,500	VMware, Inc., Cl A1	1,211,454	1,626,885

		5,614,361	7,019,886

Total Information Technology		47,708,706	72,663,576

20	See Notes to Financial Statements.

September 30, 2009	Baron iOpportunity Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2009

Shares		Cost	Value
Common Stocks (continued)
Telecommunication Services (13.62%)
	Alternative Carriers (1.62%)
185,000	tw telecom, Inc.[1]	$2,485,263	$2,488,250

	Wireless Telecommunication Services (12.00%)
147,500	American Tower Corp., Cl A1	2,415,178	5,369,000
223,500	NII Holdings, Inc.[1]	12,531,466	6,700,530
235,500	SBA Communications Corp., Cl A1	4,401,497	6,365,565

		19,348,141	18,435,095

Total Telecommunication Services		21,833,404	20,923,345

Total Common Stocks		111,037,707	144,376,962

Warrants (0.00%)
Information Technology (0.00%)
	Internet Software & Services (0.00%)
200,000	Loudeye Corp. Warrants, Exp 12/23/2010[1,3]	0	0

Principal Amount		Cost	Value
Short Term Investments (5.66%)
$8,700,008	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2009, 0.01% due 10/01/2009; Proceeds at maturity - $8,700,010; (Fully collateralized by U.S. Treasury Note, 1.75% due 01/31/2014; Market value - $9,137,700)	$8,700,008	$8,700,008

Total Investments (99.64%)		$119,737,715	153,076,970

Cash and Other Assets Less Liabilities (0.36%)			545,416

Net Assets			$153,622,386

Retail Shares (Equivalent to $10.61 per share based on 13,443,832 shares outstanding)			$142,694,543

Institutional Shares (Equivalent to $10.62 per share based on 1,028,625 shares outstanding)			$10,927,843

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At September 30, 2009, the market value of restricted and fair valued securities amounted to $0 or 0.00% of Net Assets. None of these securities are deemed liquid. See Note 7.
[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
ADR	American Depositary Receipt.

See Notes to Financial Statements.	21

Baron Fifth Avenue Growth Fund	September 30, 2009

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2009

Shares		Cost	Value
Common Stocks (97.02%)
Consumer Discretionary (21.27%)
	Department Stores (2.16%)
16,000	Kohl’s Corp.[1]	$711,891	$912,800

	General Merchandise Stores (4.19%)
38,000	Target Corp.	1,681,927	1,773,840

	Home Furnishings (1.80%)
16,000	Mohawk Industries, Inc.[1]	571,092	763,040

	Home Improvement Retail (3.34%)
53,000	Home Depot, Inc.	1,844,998	1,411,920

	Homebuilding (5.41%)
68,000	Pulte Homes, Inc.	709,406	747,320
79,000	Toll Brothers, Inc.[1]	1,515,628	1,543,660

		2,225,034	2,290,980

	Internet Retail (0.66%)
3,000	Amazon.com, Inc.[1]	232,682	280,080

	Restaurants (2.16%)
16,000	McDonald’s Corp.	920,983	913,120

	Specialty Stores (1.55%)
17,000	Tiffany & Co.	514,729	655,010

Total Consumer Discretionary		8,703,336	9,000,790

Consumer Staples (4.39%)
	Distillers & Vintners (1.31%)
9,000	Diageo plc, ADR[2]	593,259	553,410

	Hypermarkets & Super Centers (2.67%)
20,000	Costco Wholesale Corp.	996,094	1,129,200

	Soft Drinks (0.41%)
3,000	PepsiCo, Inc.	178,236	175,980

Total Consumer Staples		1,767,589	1,858,590

Energy (12.78%)
	Oil & Gas Drilling (6.82%)
15,000	Diamond Offshore Drilling, Inc.	1,040,428	1,432,800
17,000	Transocean, Ltd.[1,2]	1,183,035	1,454,010

		2,223,463	2,886,810

	Oil & Gas Exploration & Production (5.96%)
16,000	Devon Energy Corp.	1,151,012	1,077,280
35,000	XTO Energy, Inc.	1,541,836	1,446,200

		2,692,848	2,523,480

Total Energy		4,916,311	5,410,290

Financials (20.80%)
	Asset Management & Custody Banks (0.26%)
4,000	AllianceBernstein Holding L.P.	54,166	109,120

	Consumer Finance (2.80%)
35,000	American Express Co.	1,338,784	1,186,500

	Diversified Banks (2.86%)
43,000	Wells Fargo & Company	1,312,807	1,211,740

	Investment Banking & Brokerage (4.44%)
26,000	Charles Schwab Corp.	235,053	497,900
7,500	Goldman Sachs Group, Inc.	1,123,378	1,382,625

		1,358,431	1,880,525

	Other Diversified Financial Services (4.35%)
42,000	JPMorgan Chase & Co.	1,416,804	1,840,440

Shares		Cost	Value
Common Stocks (continued)
Financials (continued)
	Property & Casualty Insurance (4.51%)
13,000	ACE, Ltd.[1,2]	$643,797	$694,980
12	Berkshire Hathaway, Inc., Cl A1	1,108,107	1,212,000

		1,751,904	1,906,980

	Real Estate Services (0.14%)
5,000	CB Richard Ellis Group, Inc., Cl A1	60,352	58,700

	Reinsurance (1.44%)
9,000	Arch Capital Group, Ltd.[1,2]	604,932	607,860

Total Financials		7,898,180	8,801,865

Health Care (1.03%)
	Life Sciences Tools & Services (1.03%)
10,000	Thermo Fisher Scientific, Inc.[1]	557,624	436,700

Industrials (10.80%)
	Air Freight & Logistics (2.84%)
16,000	FedEx Corp.	1,358,371	1,203,520

	Environmental & Facilities Services (2.20%)
35,000	Republic Services, Inc.	691,192	929,950

	Railroads (2.83%)
15,000	Burlington Northern Santa Fe Corp.	982,919	1,197,450

	Trading Companies & Distributors (2.93%)
32,000	Fastenal Co.	1,196,122	1,238,400

Total Industrials		4,228,604	4,569,320

Information Technology (17.49%)
	Communications Equipment (4.84%)
26,000	QUALCOMM, Inc.	1,222,067	1,169,480
13,000	Research in Motion, Ltd.[1,2]	846,181	878,150

		2,068,248	2,047,630

	Computer Hardware (3.50%)
8,000	Apple, Inc.[1]	330,478	1,482,960

	Internet Software & Services (2.70%)
2,300	Google, Inc., Cl A1	401,128	1,140,455

	IT Consulting & Other Services (3.70%)
17,000	Equinix, Inc.[1,3]	1,282,461	1,564,000

	Systems Software (2.75%)
45,000	Microsoft Corp.	960,039	1,165,050

Total Information Technology		5,042,354	7,400,095

Materials (3.76%)
	Fertilizers & Agricultural Chemicals (2.56%)
14,000	Monsanto Co.	1,054,985	1,083,600

	Specialty Chemicals (1.20%)
11,000	Ecolab, Inc.	477,597	508,530

Total Materials		1,532,582	1,592,130

22	See Notes to Financial Statements.

September 30, 2009	Baron Fifth Avenue Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2009

Shares		Cost	Value
Common Stocks (continued)
Telecommunication Services (4.70%)
	Wireless Telecommunication Services (4.70%)
13,000	America Movil S.A.B. de C.V., Series L ADR[2]	$791,481	$569,790
39,000	American Tower Corp., Cl A1	678,087	1,419,600

Total Telecommunication Services		1,469,568	1,989,390

Total Common Stocks		36,116,148	41,059,170

Principal Amount
Short Term Investments (3.04%)
$1,286,659	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2009, 0.01% due 10/01/2009; Proceeds at maturity - $1,286,659; (Fully collateralized by U.S. Treasury Note, 1.75% due 01/31/2014; Market value - $1,351,350)	1,286,659	1,286,659

Total Investments (100.06%)		$37,402,807	42,345,829

Liabilities Less Cash and Other Assets (-0.06%)			(23,528)

Net Assets			$42,322,301

Retail Shares (Equivalent to $8.60 per share based on 3,812,294 shares outstanding)			$32,780,664

Institutional Shares (Equivalent to $8.61 per share based on 1,108,846 shares outstanding)			$9,541,637

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
ADR	American Depositary Receipt.

See Notes to Financial Statements.	23

Baron Funds	September 30, 2009

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2009

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron i Opportunity Fund	Baron Fifth Avenue Growth Fund
Assets:
Investments in securities, at cost
Unaffiliated investments	$1,980,813,790	$3,381,815,613	$2,107,796,258	$119,737,715	$37,402,807
“Affiliated” investments	45,507,487	381,182,262	264,898,268	—	—

Investments in securities, at value
Unaffiliated investments	$2,653,897,435	$4,529,617,866	$2,617,321,262	$153,076,970	$42,345,829
“Affiliated” investments	75,020,293	740,186,250	193,857,566	—	—
Foreign currency, at value (identified cost $3)	3	—	—	—	—
Receivable for shares sold	47,941,730	20,374,923	6,610,939	148,812	3,550
Receivable for securities sold	9,341,709	—	3,578,094	600,268	26,679
Dividends and interest receivable	1,503,901	2,313,535	764,518	2	46,553
Prepaid expenses	22,417	42,171	21,850	1,083	377

	2,787,727,488	5,292,534,745	2,822,154,229	153,827,135	42,422,988

Liabilities:
Payable for shares redeemed	48,562,823	18,741,854	4,535,189	143,092	6,066
Payable for securities purchased	3,872,654	—	8,502,801	—	22,986
Investment advisory fees payable (Note 4)	929	627	652	821	171
Distribution fees payable (Note 4)	427	76	803	11	675
Accrued expenses and other payables	399,287	567,672	310,453	60,825	70,789

	52,836,120	19,310,229	13,349,898	204,749	100,687

Net Assets	$2,734,891,368	$5,273,224,516	$2,808,804,331	$153,622,386	$42,322,301

Net Assets consist of:
Paid-in capital	$2,148,166,325	$4,725,118,499	$2,665,813,666	$175,952,387	$45,430,053
Accumulated net investment income (loss)	—	(13)	—	—	144,364
Accumulated net realized loss on investments and foreign currency transactions	(115,871,408)	(958,700,211)	(295,493,476)	(55,669,256)	(8,195,138)
Net unrealized appreciation of investments and foreign currency transactions	702,596,451	1,506,806,241	438,484,141	33,339,255	4,943,022

Net Assets	$2,734,891,368	$5,273,224,516	$2,808,804,331	$153,622,386	$42,322,301

Retail Shares:
Net Assets	$2,652,640,154	$5,034,502,843	$2,719,418,237	$142,694,543	$32,780,664

Shares Outstanding ($0.01 par value; indefinite shares authorized)	60,807,434	129,087,811	151,402,397	13,443,832	3,812,294

Net Asset Value Per Share	$43.62	$39.00	$17.96	$10.61	$8.60

Institutional Shares:
Net Assets	$82,251,214	$238,721,673	$89,386,094	$10,927,843	$9,541,637

Shares Outstanding ($0.01 par value; indefinite shares authorized)	1,884,332	6,116,149	4,972,911	1,028,625	1,108,846

Net Asset Value Per Share	$43.65	$39.03	$17.97	$10.62	$8.61

24	See Notes to Financial Statements.

September 30, 2009	Baron Funds

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2009

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron i Opportunity Fund	Baron Fifth Avenue Growth Fund
Investment income:
Income:
Interest	$107,599	$10,073,539	$152,771	$132,113	$1,141
Dividends — unaffiliated investments	17,298,359	20,999,064	8,897,670	442,622	703,837
Dividends — “affiliated” investments	1,838,900	2,427,000	1,628,300	—	—
Securities lending income	—	379,315	—	5,632	—
Taxes withheld on dividends	(117,893)	(287,359)	(127,342)	—	—

Total income	19,126,965	33,591,559	10,551,399	580,367	704,978

Expenses:
Investment advisory fees (Note 4)	23,278,874	42,540,631	22,255,597	1,153,709	392,191
Distribution fees — Retail Shares (Note 4)	5,801,003	10,533,815	5,536,721	281,977	91,705
Shareholder servicing agent fees and expenses — Retail Shares	841,861	1,211,404	564,816	121,338	36,378
Shareholder servicing agent fees and expenses — Institutional Shares	4,300	8,178	4,672	3,910	3,869
Reports to shareholders	1,190,000	2,443,000	931,200	31,310	3,660
Custodian fees	94,377	195,163	111,945	24,328	24,292
Registration and filing fees	84,441	124,442	91,780	41,146	40,192
Professional fees	87,343	89,471	73,855	33,626	38,980
Trustee fees and expenses	82,195	147,637	79,385	3,840	1,216
Insurance expense	60,723	106,849	54,975	2,874	1,125
Administration fees	26,558	26,491	26,487	26,388	26,490
Line of credit fees	25,632	48,374	25,371	1,243	473
Miscellaneous expenses	1,168	16,227	385	541	529

Total operating expenses	31,578,475	57,491,682	29,757,189	1,726,230	661,100
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	—	—	(106,603)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	—	(3,023)	(11,734)
Expense offsets (Note 2)	(1,396)	(2,484)	(746)	(209)	(40)

Net expenses	31,577,079	57,489,198	29,756,443	1,722,998	542,723

Net investment income (loss)	(12,450,114)	(23,897,639)	(19,205,044)	(1,142,631)	162,255

Realized and unrealized gain (loss) on investments:
Net realized loss on investments sold — unaffiliated investments	(135,841,945)	(653,891,610)	(262,199,494)	(25,103,516)	(7,753,414)
Net realized gain (loss) on investments sold — “affiliated” investments	19,598,011	(95,671,618)	(36,136,058)	—	—
Net realized gain (loss) on foreign currency transactions	17,313	(650)	(17,602)	105,356	(443)
Net change in unrealized appreciation (depreciation) of:
Investments	(249,725,979)	379,850,430	191,945,321	31,846,800	1,291,851
Foreign currency transactions	44,062	465	17,726	—	—

Net gain (loss) on investments	(365,908,538)	(369,712,983)	(106,390,107)	6,848,640	(6,462,006)

Net increase (decrease) in net assets resulting from operations	$(378,358,652)	$(393,610,622)	$(125,595,151)	$5,706,009	$(6,299,751)

See Notes to Financial Statements.	25

Baron Funds	September 30, 2009

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(12,450,114)	$(19,396,329)	$(23,897,639)	$(37,801,704)	$(19,205,044)	$(13,834,890)
Net realized gain (loss)	(116,226,621)	160,826,320	(749,563,878)	(197,426,157)	(298,353,154)	56,084,341
Net change in unrealized appreciation (depreciation)	(249,681,917)	(965,250,142)	379,850,895	(1,162,979,244)	191,963,047	(826,616,229)

Decrease in net assets resulting from operations	(378,358,652)	(823,820,151)	(393,610,622)	(1,398,207,105)	(125,595,151)	(784,366,778)

Distributions to shareholders from:
Net investment income	—	—	—	—	—	—
Net realized gain on investments	(159,976,493)	(138,620,976)	(5,233,210)	(324,783,267)	(151,470)	(233,778,767)

Decrease in net assets from distributions to shareholders	(159,976,493)	(138,620,976)	(5,233,210)	(324,783,267)	(151,470)	(233,778,767)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	384,968,070	572,858,409	1,074,615,478	1,165,382,200	591,968,768	857,856,943
Proceeds from the sale of shares — Institutional Shares	56,912,251	—	39,914,086	—	6,056,990	—
Exchanges-in — Retail Shares	17,760,318	—	39,138,545	—	69,663,454	—
Exchanges-in — Institutional Shares	22,568,302	—	184,673,530	—	78,611,289	—
Net asset value of shares issued in reinvestment of distributions — Retail Shares	155,786,419	134,219,969	5,042,688	315,623,097	147,814	227,312,816
Net asset value of shares issued in reinvestment of distributions— Institutional Shares	—	—	—	—	—	—
Cost of shares redeemed — Retail Shares	(645,461,104)	(900,749,750)	(1,095,812,166)	(1,218,881,706)	(601,682,496)	(717,794,987)
Cost of shares redeemed — Institutional Shares	(781,702)	—	(2,424,956)	—	(1,003,649)	—
Exchanges-out — Retail Shares	(30,368,981)	—	(188,098,850)	—	(80,810,186)	—
Exchanges-out — Institutional Shares	—	—	—	—	—	—

Increase (decrease) in net assets derived from capital share transactions	(38,616,427)	(193,671,372)	57,048,355	262,123,591	62,951,984	367,374,772
Redemption fees — Retail Shares	—	—	—	—	—	—

Decrease in net assets	(576,951,572)	(1,156,112,499)	(341,795,477)	(1,460,866,781)	(62,794,637)	(650,770,773)

Net Assets:
Beginning of year	3,311,842,940	4,467,955,439	5,615,019,993	7,075,886,774	2,871,598,968	3,522,369,741

End of year	$2,734,891,368	$3,311,842,940	$5,273,224,516	$5,615,019,993	$2,808,804,331	$2,871,598,968

Accumulated net investment income (loss) at end of year	$—	$—	$(13)	$4,870,213	$—	$(49,101)

Capital share transactions — Retail Shares
Shares sold	10,611,429	9,563,524	33,539,665	24,189,423	40,627,067	38,592,333
Exchanges-in	471,857	—	1,173,128	—	4,172,125	—
Shares issued in reinvestment of distributions	4,510,598	2,114,033	152,439	6,238,040	9,738	9,555,010
Shares redeemed	(17,268,596)	(15,250,340)	(35,087,955)	(25,451,691)	(42,166,069)	(32,870,571)
Exchanges-out	(1,063,406)	—	(5,374,331)	—	(4,787,212)	—

Net increase (decrease)	(2,738,118)	(3,572,783)	(5,597,054)	4,975,772	(2,144,351)	15,276,772

Capital share transactions — Institutional Shares
Shares sold	1,321,082	—	1,046,155	—	363,464	—
Exchanges-in	581,079	—	5,134,709	—	4,666,911	—
Shares issued in reinvestment of distributions	—	—	—	—	—	—
Shares redeemed	(17,829)	—	(64,715)	—	(57,464)	—
Exchanges-out	—	—	—	—	—	—

Net increase	1,884,332	—	6,116,149	—	4,972,911	—

26	See Notes to Financial Statements.

September 30, 2009	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron i Opportunity Fund		Baron Fifth Avenue Growth Fund
	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008	For the Year Ended September 30, 2009	For the Year Ended September 30, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,142,631)	$(1,497,264)	$162,255	$(7,827)
Net realized gain (loss)	(24,998,160)	10,742,178	(7,753,857)	4,993,618
Net change in unrealized appreciation (depreciation)	31,846,800	(59,701,814)	1,291,851	(23,277,266)

Increase (decrease) in net assets resulting from operations	5,706,009	(50,456,900)	(6,299,751)	(18,291,475)

Distributions to shareholders from:
Net investment income	—	—	(51,146)	—
Net realized gain on investments	—	—	(4,091,158)	(8,432,058)

Decrease in net assets from distributions to shareholders	—	—	(4,142,304)	(8,432,058)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	13,622,709	42,203,813	2,307,884	4,993,498
Proceeds from the sale of shares — Institutional Shares	2,607,452	—	32,349	—
Exchanges-in — Retail Shares	6,884,725	—	1,550,634	—
Exchanges-in — Institutional Shares	6,888,947	—	8,517,710	—
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	4,044,741	8,255,310
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	—	—
Cost of shares redeemed — Retail Shares	(29,241,560)	(35,434,494)	(8,804,624)	(38,446,686)
Cost of shares redeemed — Institutional Shares	(1,748)	—	(16,304)	—
Exchanges-out — Retail Shares	(7,257,555)	—	(13,111,717)	—
Exchanges-out — Institutional Shares	—	—	—	—

Increase (decrease) in net assets derived from capital share transactions	(6,497,030)	6,769,319	(5,479,327)	(25,197,878)
Redemption fees — Retail Shares	26,680	70,357	—	—

Decrease in net assets	(764,341)	(43,617,224)	(15,921,382)	(51,921,411)

Net Assets:
Beginning of year	154,386,727	198,003,951	58,243,683	110,165,094

End of year	$153,622,386	$154,386,727	$42,322,301	$58,243,683

Accumulated net investment income (loss) at end of year	$—	$—	$144,364	$(361)

Capital share transactions — Retail Shares
Shares sold	1,632,710	3,409,757	286,205	407,055
Exchanges-in	758,075	—	250,972	—
Shares issued in reinvestment of distributions	—	—	576,230	654,664
Shares redeemed	(3,744,642)	(3,034,966)	(1,562,645)	(3,253,250)
Exchanges-out	(793,371)	—	(1,347,636)	—

Net increase (decrease)	(2,147,228)	374,791	(1,796,874)	(2,191,531)

Capital share transactions — Institutional Shares
Shares sold	276,772	—	3,920	—
Exchanges-in	752,017	—	1,107,181	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(164)	—	(2,255)	—
Exchanges-out	—	—	—	—

Net increase	1,028,625	—	1,108,846	—

See Notes to Financial Statements.	27

Baron Funds	September 30, 2009

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers five series (individually a “Fund” and collectively the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund. Prior to October 22, 2004, the name of the Trust was Baron Asset Fund.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for accounts in the amount of $1 million or more and are intended for certain financial intermediaries that offer shares through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets except that each class bears different expenses for distribution and shareholder servicing. Investment income, realized and unrealized gains or losses on investment and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized growth companies with undervalued assets or favorable growth prospects. Prior to February 15, 2007, the Fund’s objective was to invest in small- and medium-sized growth companies.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in the securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron iOpportunity Fund seeks capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in the securities of large-sized growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America. Subsequent events have been evaluated through November 23, 2009, the issuance date of the financial statements.

a) Security Valuation. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

September 30, 2009	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Foreign Currency Translations. Values of investments denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

c) Securities Transactions, Investment Income, Expense Allocation and Expense Offsets. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The Funds’ expenses were reduced by expense offsets from an unaffiliated transfer agent. The Funds earned cash management credits which were used to reduce shareholder servicing agent fees and expenses. These offsets are included in the Statements of Operations.

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

For the year ended September 30, 2009, Baron Growth Fund and Baron iOpportunity Fund had securities lending income of $379,315 and $5,632, respectively which is included in the Statements of Operations. At September 30, 2009, the Funds did not have any securities on loan.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 105% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

g) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, partnership basis adjustments and wash sale losses deferred.

i) Short-term Trading Fee. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is retained by Baron iOpportunity Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges and to offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid-in capital.

Baron Funds	September 30, 2009

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

j) Use of Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates.

k) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

l) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

m) Share Class Accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each class based on the relative proportion of net assets represented by such class. Fees and expenses attributable to a specific class are charged against the operations of that class.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2009 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$333,946,425	$466,758,893
Baron Growth Fund	1,106,479,247	1,124,737,778
Baron Small Cap Fund	915,166,409	755,288,208
Baron iOpportunity Fund	75,159,576	85,062,374
Baron Fifth Avenue Growth Fund	15,523,927	21,410,268

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. BAMCO, Inc. (the “Adviser”), a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund equal to 1% per annum of the average daily net assets of the respective Funds. Baron Fifth Avenue Growth Fund pays the Adviser 1% per annum for average daily net assets under $1 billion, 0.95% per annum for average daily net assets greater than $1 billion but less than $2 billion, 0.90% per annum for average daily net assets over $2 billion but less than $3 billion, 0.85% per annum for average daily net assets over $3 billion but less than $4 billion, and 0.80% per annum for average daily net assets greater than $4 billion. For Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the net operating expense ratio (excluding portfolio transaction costs, interest and extraordinary expenses) to 1.50% and 1.40% of average daily net assets of the Retail Shares, and 1.25% and 1.15% of average daily net assets of the Institutional Shares, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with the custodian bank to perform accounting and certain administrative services. The custodian bank is compensated for fund accounting based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

The Funds participate in a committed line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight Libor Rate plus a

September 30, 2009	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

5. LINE OF CREDIT (Continued)

margin of 1.00%. A commitment fee of 0.12% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the year ended September 30, 2009, there were no loans outstanding under the line of credit.

6. LITIGATION

An action was pending in the Southern District of New York brought by a shareholder of Baron Growth Fund and Baron Small Cap Fund against these two funds, their Trustees, and the distributor, Baron Capital, Inc. The action alleged improper imposition of 12b-1 fees of these two funds that were partially closed to new investors and sought compensatory damages and to enjoin further 12b-1 fees. The U.S. District Court for the Southern District of New York dismissed this action on March 20, 2009. The court ruled that the plaintiffs failed to state a claim upon which relief may be granted. The plaintiffs had until April 9, 2009 to file an amended complaint and failed to do so. Thus, the case has been dismissed with prejudice.

7. RESTRICTED SECURITIES

At September 30, 2009, investments in securities included securities that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At September 30, 2009, the Funds held investments in restricted and illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

Name of Issuer	Acquisition Date(s)	Value
Baron Asset Fund
Private Equity Investments
Apollo International, Inc. S-A Conv. Pfd.	07/21/99-10/03/02	$0
Kerzner Intl. Holdings, Ltd., Cl A	09/27/06	20,800,000
Windy City Investments Holdings LLC	11/13/07	11,200,007

Total Restricted Securities:
(Cost $84,760,716) (1.17% of Net Assets)		$32,000,007

Baron Growth Fund
Private Equity Investments
Kerzner Intl. Holdings, Ltd., Cl A	09/27/06	$29,600,000
Windy City Investments Holdings LLC	11/13/07	3,770,000

Total Restricted Securities:
(Cost $81,748,686) (0.63% of Net Assets)		$33,370,000

Baron Small Cap Fund
Private Equity Investments
Kerzner Intl. Holdings, Ltd., Cl A	09/27/06	$14,000,000
Warrants
Casual Male Retail Group, Inc.
Warrants, Exp 07/02/2010	07/03/03	0

Total Restricted Securities:
(Cost $35,049,000) (0.50% of Net Assets)		$14,000,000

Baron iOpportunity Fund
Warrants
Loudeye Corp.
Warrants, Exp 12/23/2010	12/22/04	$0

Total Restricted Securities:
(Cost $0) (0.00% of Net Assets)		$0

Baron Funds	September 30, 2009

NOTES TO FINANCIAL STATEMENTS (Continued)

8. FAIR VALUE MEASUREMENTS

Effective January 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Codification Section 820 (“ASC Section 820”) (formerly, Statement of Financial Accounting Standards No. 157). In accordance with ASC Section 820, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC Section 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Funds’ investments carried at fair value:

Description	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Quoted Prices in Active Markets for Identical Assets (Level 1)
Common Stocks†	$2,601,551,125	$4,830,300,802	$2,613,363,512	$144,376,962	$41,059,170
Significant Other Observable Inputs (Level 2)
Warrants	0	0	0	0	—
Convertible Bonds	—	4,335,750	—	—	—
Corporate Bonds	—	23,988,555	—	—	—
Short Term Investments	95,366,596	377,809,009	183,815,316	8,700,008	1,286,659
Significant Unobservable Inputs (Level 3)
Private Equity Investments†	32,000,007	33,370,000	14,000,000	—	—

Total Investments	$2,728,917,728	$5,269,804,116	$2,811,178,828	$153,076,970	$42,345,829

†	See Statement of Net Assets for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of September 30, 2008	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers In (Out)	Balance as of September 30, 2009	Net Change in Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2009
BARON ASSET FUND
Private Equity Investments
Consumer Discretionary	$57,200,000	$—	$—	$(36,400,000)	$—	$—	$20,800,000	$(36,400,000)
Financials	40,407,385	—	—	(29,207,378)	—	—	11,200,007	(29,207,378)

Total	$97,607,385	$—	$—	$(65,607,378)	$—	$—	$32,000,007	$(65,607,378)

September 30, 2009	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. FAIR VALUE MEASUREMENTS (Continued)

Investments in Securities	Balance as of September 30, 2008	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers In (Out)	Balance as of September 30, 2009	Net Change in Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2009
BARON GROWTH FUND
Private Equity Investments
Consumer Discretionary	$213,897,173	$—	$(75,798,730)	$(108,498,441)	$(2)	$—	$29,600,000	$(51,800,000)
Financials	13,601,406	—	—	(9,831,406)	—	—	3,770,000	(9,831,406)

Total	$227,498,579	$—	$(75,798,730)	$(118,329,847)	$(2)	$—	$33,370,000	$(61,631,406)

BARON SMALL CAP FUND
Private Equity Investments
Consumer Discretionary	$38,500,000	$—	$—	$(24,500,000)	$—	$—	$14,000,000	$(24,500,000)

9. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from generally accepted accounting principles. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment loss and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency gains and losses and net investment loss. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended September 30, 2009, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Accumulated Net Investment Income (Loss)	Accumulated Realized Gain (Loss)	Paid-In Capital
Baron Asset Fund	$12,450,114	$(1,099,660)	$(11,350,454)
Baron Growth Fund	19,027,413	12,881,538	(31,908,951)
Baron Small Cap Fund	19,254,145	2,228,192	(21,482,337)
Baron iOpportunity Fund	1,142,631	(105,356)	(1,037,275)
Baron Fifth Avenue Growth Fund	33,616	(123,658)	90,042

Baron Funds	September 30, 2009

NOTES TO FINANCIAL STATEMENTS (Continued)

9. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of September 30, 2009, the components of net assets on a tax basis were as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Cost of investments	$2,026,363,706	$3,778,415,296	$2,389,477,998	$121,069,192	$38,194,495

Gross tax unrealized appreciation	900,150,015	1,605,348,695	627,947,677	40,075,201	5,608,805
Gross tax unrealized depreciation	(197,595,993)	(113,959,875)	(206,247,008)	(8,067,423)	(1,457,471)

Net tax unrealized appreciation	702,554,022	1,491,388,820	421,700,669	32,007,778	4,151,334
Accumulated net investment income	0	0	0	0	144,364
Post October capital/currency loss deferral	(79,321,521)	(599,322,805)	(213,737,003)	(12,024,635)	(6,479,287)
Capital loss carryforwards	(36,507,458)	(343,959,998)	(64,973,001)	(42,313,144)	(924,163)
Paid-in capital	2,148,166,325	4,725,118,499	2,665,813,666	175,952,387	45,430,053

Net Assets	$2,734,891,368	$5,273,224,516	$2,808,804,331	$153,622,386	$42,322,301

As of September 30, 2009, the Funds had capital loss carryforwards expiring as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
September 30, 2010	$—	$—	$—	$8,539,441	$—
September 30, 2011	—	—	—	21,811,904	—
September 30, 2017	36,507,458	343,959,998	64,973,001	11,961,799	924,163

	$36,507,458	$343,959,998	$64,973,001	$42,313,144	$924,163

Capital loss carryforward utilized during the year ended September 30, 2009	$—	$—	$—	$—	$—

The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
Fund	Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
Baron Asset Fund	$—	$159,976,493	$—	$138,620,976
Baron Growth Fund	—	5,233,210	—	324,783,267
Baron Small Cap Fund	—	151,470	14,148,876	219,629,891
Baron iOpportunity Fund	—	—	—	—
Baron Fifth Avenue Growth Fund	51,146	4,091,158	59,708	8,372,350

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds implemented the provisions of the FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” (formerly, FASB Interpretation No. 48), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. Management has evaluated the adoption of ASC Section 740 and determined that there is no impact on the Funds’ financial statements.

September 30, 2009	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON ASSET FUND

Name of Issuer	Balance of Shares Held on September 30, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on September 30, 2009	Value September 30, 2009	Dividend Income For the Year ended September 30, 2009
Alexander’s, Inc.[2]	275,978	—	91,278	184,700	$—	$1,838,900
Apollo International, Inc. S-A CV Pfd.	105,264	—	—	105,264	—	—
Vail Resorts, Inc.	3,000,000	—	763,259	2,236,741	75,020,293	—

Total investments in “affiliates” (2.74% of Net Assets)					$75,020,293	$1,838,900

BARON GROWTH FUND

Name of Issuer	Balance of Shares Held on September 30, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on September 30, 2009	Value September 30, 2009	Dividend Income For the Year ended September 30, 2009
AMERIGROUP Corp.	2,500,000	125,000	—	2,625,000	$58,196,250	$—
Blue Nile, Inc.	800,000	—	—	800,000	49,696,000	—
Chemed, Corp.[2]	1,400,000	—	800,000	600,000	—	—
DeVry, Inc.	3,675,000	—	25,000	3,650,000	201,918,000	586,000
Encore Acquisition Co.	3,100,000	—	300,000	2,800,000	104,720,000	—
FC Co-Investment Partners, L.P.	14,400,000	—	14,400,000	—	—	—
Peet’s Coffee & Tea, Inc.	700,000	—	—	700,000	19,761,000	—
Penske Automotive Group, Inc.[2]	4,255,218	700,000	1,505,218	3,450,000	—	441,000
Ralcorp Holdings, Inc.[2]	1,400,000	—	—	1,400,000	—	—
SEACOR Holdings, Inc.	1,100,000	—	—	1,100,000	89,793,000	—
Strayer Education, Inc.	700,000	—	—	700,000	152,376,000	1,400,000
SVB Financial Group	1,700,000	—	1,700,000	—	—	—
Vail Resorts, Inc.	1,900,000	—	—	1,900,000	63,726,000	—

Total investments in “affiliates” (14.04% of Net Assets)					$740,186,250	$2,427,000

BARON SMALL CAP FUND

Name of Issuer	Balance of Shares Held on September 30, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on September 30, 2009	Value September 30, 2009	Dividend Income For the Year ended September 30, 2009
AeroVironment, Inc.[2]	1,500,000	300,000	800,000	1,000,000	$—	$—
Capella Education Co.[2]	850,000	—	500,000	350,000	—	—
Casual Male Retail Group, Inc.	2,322,053	—	2,322,053	—	—	—
Casual Male Retail Group, Inc., Warrants, Exp 07/02/2010[2]	100,000	—	—	100,000	—	—
Design Within Reach, Inc.	875,000	—	875,000	—	—	—
DTS, Inc.[2]	1,575,000	265,414	1,490,414	350,000	—	—
Great Wolf Resorts, Inc.	2,964,000	96,000	—	3,060,000	10,924,200	—
Huron Consulting Group, Inc.	575,000	925,000	250,000	1,250,000	32,287,500	—
Iconix Brand Group, Inc.	3,750,000	250,000	250,000	3,750,000	46,762,500	—
National CineMedia, Inc.	2,900,000	400,000	900,000	2,400,000	40,728,000	1,628,300
Orion Marine Group, Inc.[2]	1,062,500	37,500	—	1,100,000	—	—
Rubicon Technology, Inc.	2,100,000	—	184,005	1,915,995	28,433,366	—
Smart Balance, Inc.	3,500,000	—	3,500,000	—	—	—
Stanley, Inc.	1,143,500	550,000	343,500	1,350,000	34,722,000	—

Total investments in “affiliates” (6.90% of Net Assets)					$193,857,566	$1,628,300

[1]	An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2009.
[2]	As of September 30, 2009, no longer an affiliate.

Baron Funds	September 30, 2009

FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Year Ended September 30,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	2009[4]

Net asset value, beginning of year	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65	$40.22	$63.35	$51.57	$37.38

Income from investment operations:
Net investment loss	(0.20)[1]	(0.29)[1]	(0.10)[1]	(0.27)	(0.46)	(0.43)	(0.46)	(0.55)	(0.65)	(0.76)	(0.05)[1]
Net realized and unrealized gain (loss) on investments	(5.68)	(12.08)	11.27	6.64	12.08	8.27	6.04	0.05	(17.87)	12.53	6.32

Total from investment operations	(5.88)	(12.37)	11.17	6.37	11.62	7.84	5.58	(0.50)	(18.52)	11.77	6.27

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(4.07)	(4.61)	0.00	0.00

Total distributions	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(4.07)	(4.61)	0.00	0.00

Capital contribution	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.00

Net asset value, end of year	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65	$40.22	$63.35	$43.65

Total return	(9.88)%	(19.14)%	19.56%	11.54%	25.21%	19.58%	16.11%	(2.54)%	(31.16)%	22.84%[3]	16.77%[5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$2,652.6	$3,311.8	$4,468.0	$3,365.6	$2,687.4	$2,002.4	$1,957.2	$2,055.2	$2,692.3	$4,917.4	$82.3

Ratio of total expenses to average net assets	1.36%[2]	1.33%[2]	1.34%[2]	1.33%	1.34%	1.34%	1.34%	1.35%	1.37%	1.36%	1.16%[6]
Less: Ratio of interest expense to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.02)%	(0.01)%	(0.03)%	0.00%

Ratio of operating expenses to average net assets	1.36%	1.33%	1.34%	1.33%	1.34%	1.34%	1.34%	1.33%	1.36%	1.33%	1.16%[6]

Ratio of net investment loss to average net assets	(0.54)%	(0.49)%	(0.17)%	(0.49)%	(0.91)%	(0.90)%	(1.14)%	(1.16)%	(1.14)%	(1.09)%	(0.39)%[6]

Portfolio turnover rate	14.67%	16.02%	13.39%	21.87%	11.47%	19.57%	27.95%	6.01%	4.33%	2.51%	14.67%[5]

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	Had the Adviser not made the capital contribution, the Fund’s performance would have been reduced by 0.02%.
[4]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[5]	Not Annualized.
[6]	Annualized.

36	See Notes to Financial Statements.

September 30, 2009	Baron Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Year Ended September 30,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	2009[3]

Net asset value, beginning of year	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96	$27.18	$32.26	$29.06	$33.71

Income from investment operations:
Net investment loss	(0.18)[1]	(0.28)[1]	(0.25)[1]	(0.29)	(0.29)	(0.30)	(0.25)	(0.23)	(0.22)	(0.26)	(0.04)[1]
Net realized and unrealized gain (loss) on investments	(2.47)	(10.07)	10.11	3.61	7.33	6.57	5.94	1.65	(1.67)	5.34	5.36

Total from investment operations	(2.65)	(10.35)	9.86	3.32	7.04	6.27	5.69	1.42	(1.89)	5.08	5.32

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(1.64)	(3.19)	(1.88)	0.00

Total distributions	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(1.64)	(3.19)	(1.88)	0.00

Net asset value, end of year	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96	$27.18	$32.26	$39.03

Total return	(6.34)%	(19.78)%	21.41%	7.36%	18.09%	19.20%	21.11%	5.02%	(6.06)%	18.63%	15.78%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$5,034.5	$5,615.0	$7,075.9	$5,315.8	$5,005.1	$3,135.6	$2,185.4	$1,030.3	$512.3	$533.4	$238.7

Ratio of operating expenses to average net assets	1.35%[2]	1.32%[2]	1.31%[2]	1.31%	1.31%	1.33%	1.36%	1.35%	1.36%	1.36%	1.13%[5]

Ratio of net investment loss to average net assets	(0.56)%	(0.59)%	(0.49)%	(0.61)%	(0.73)%	(0.89)%	(1.11)%	(1.02)%	(0.79)%	(0.78)%	(0.29)%[5]

Portfolio turnover rate	26.65%	25.97%	21.37%	21.27%	15.50%	27.15%	32.63%	18.31%	34.94%	39.00%	26.65%[4]

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	37

Baron Funds	September 30, 2009

FINANCIAL HIGHLIGHTS (Continued)

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Year Ended September 30,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	2009[4]

Net asset value, beginning of year	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73	$12.69	$16.05	$13.37	$15.52

Income from investment operations:
Net investment loss	(0.13)[1]	(0.09)[1]	(0.02)[1]	(0.18)	(0.10)	(0.15)	(0.11)	(0.14)	(0.11)	(0.16)	(0.04)[1]
Net realized and unrealized gain (loss) on investments	(0.61)	(5.01)	4.96	1.43	4.55	2.07	4.02	1.18	(2.87)	2.84	2.49

Total from investment operations	(0.74)	(5.10)	4.94	1.25	4.45	1.92	3.91	1.04	(2.98)	2.68	2.45

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.00)[2]	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	0.00	(0.38)	0.00	0.00

Total distributions	(0.00)	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	0.00	(0.38)	0.00	0.00

Net asset value, end of year	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73	$12.69	$16.05	$17.97

Total return	(3.95)%	(21.44)%	22.54%	5.52%	23.56%	11.12%	29.20%	8.20%	(18.83)%	20.04%	15.79%[5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$2,719.4	$2,871.6	$3,522.4	$2,921.7	$2,828.6	$1,782.1	$1,210.5	$719.1	$585.9	$879.5	$89.4

Ratio of operating expenses to average net assets	1.34%[3]	1.32%[3]	1.31%[3]	1.33%	1.33%	1.33%	1.36%	1.36%	1.35%	1.33%	1.16%[6]

Ratio of net investment loss to average net assets	(0.86)%	(0.42)%	(0.09)%	(0.73)%	(0.48)%	(0.88)%	(0.87)%	(0.97)%	(0.68)%	(0.90)%	(0.75)%[6]

Portfolio turnover rate	35.83%	41.52%	36.51%	39.99%	24.68%	32.92%	30.29%	55.07%	55.77%	53.18%	35.83%[5]

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Benefit of expense reduction rounds to less than 0.01%.
[4]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[5]	Not Annualized.
[6]	Annualized.

38	See Notes to Financial Statements.

September 30, 2009	Baron Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON iOPPORTUNITY FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES										INSTITUTIONAL SHARES
	Year Ended September 30,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000[1]	2009[8]

Net asset value, beginning of year	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63	$4.09	$8.76	$10.00	$8.88

Income from investment operations:
Net investment income (loss)	(0.08)[2]	(0.09)[2]	(0.07)[2]	(0.03)	(0.09)	(0.10)	(0.05)	(0.06)	(0.05)	0.03	(0.02)[2]
Net realized and unrealized gain (loss) on investments	0.79	(3.02)	3.03	0.92	1.66	1.18	2.89	(0.40)	(4.59)	(1.28)	1.76

Total from investment operations	0.71	(3.11)	2.96	0.89	1.57	1.08	2.84	(0.46)	(4.64)	(1.25)	1.74

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	0.00	0.00

Redemption fees added to capital paid in	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.02	0.01	0.00 [3]	0.00 [3]	0.01	0.00

Net asset value, end of year	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63	$4.09	$8.76	$10.62

Total return	7.17%	(23.90)%	29.45%[4]	9.72%	20.84%[4]	16.98%[4]	78.51%[4]	(11.25)%[4]	(53.14)%[4]	(12.40)%[4,5]	19.59%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$142.7	$154.4	$198.0	$145.4	$145.7	$133.9	$109.3	$57.5	$73.7	$188.2	$10.9

Ratio of operating expenses to average net assets	1.50%	1.42%	1.43%	1.45%	1.52%	1.56%	1.67%	1.65%	1.55%	1.53%[7]	1.37%[7]
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%[6]	0.00%[6]	(0.01)%	0.00%	(0.02)%	(0.06)%	(0.17)%	(0.15)%	(0.05)%	(0.03)%[7]	(0.12)%[7]

Ratio of net expenses to average net assets	1.50%	1.42%	1.42%	1.45%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%[7]	1.25%[7]

Ratio of net investment income (loss) to average net assets	(1.00)%	(0.79)%	(0.61)%	(0.26)%	(1.01)%	(1.25)%	(1.18)%	(1.20)%	(0.75)%	0.46%[7]	(0.74)%[7]

Portfolio turnover rate	68.09%	61.44%	46.20%	67.25%	83.64%	86.35%	89.72%	96.41%	123.30%	31.47%[5]	68.09%[5]

[1]	For the period February 29, 2000 (Commencement of Operations) to September 30, 2000.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[5]	Not Annualized.
[6]	Benefit of expense reduction rounds to less than 0.01%.
[7]	Annualized.
[8]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.

See Notes to Financial Statements.	39

Baron Funds	September 30, 2009

FINANCIAL HIGHLIGHTS (Continued)

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES						INSTITUTIONAL SHARES
	Year Ended September 30,
	2009	2008	2007	2006	2005	2004[1]	2009[8]

Net asset value, beginning of year	$10.38	$14.12	$12.22	$11.56	$9.89	$10.00	$7.54

Income from investment operations:
Net investment income (loss)	0.03 [2]	0.00 [2,3]	(0.01)[2]	(0.02)	(0.05)	(0.02)	0.02 [2]
Net realized and unrealized gain (loss) on investments	(1.03)	(2.62)	1.91	0.68	1.72	(0.09)	1.05

Total from investment operations	(1.00)	(2.62)	1.90	0.66	1.67	(0.11)	1.07

Less distributions to shareholders from:
Net investment income	(0.01)	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.77)	(1.12)	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.78)	(1.12)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89	$8.61

Total return	(7.75)%[4]	(19.96)%[4]	15.55%	5.71%	16.89%[4]	(1.10)%[4,5]	14.19%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$32.8	$58.2	$110.2	$123.3	$96.5	$49.3	$9.5

Ratio of operating expenses to average net assets	1.69%	1.47%	1.36%	1.39%	1.49%	1.67%[7]	1.61%[7]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.29)%	(0.07)%	0.00%[6]	0.00%	(0.09)%	(0.27)%[7]	(0.46)%[7]

Ratio of net expenses to average net assets	1.40%	1.40%	1.36%	1.39%	1.40%	1.40%[7]	1.15%[7]

Ratio of net investment income (loss) to average net assets	0.40%	(0.01)%	(0.08)%	(0.16)%	(0.58)%	(0.79)%[7]	0.58%[7]

Portfolio turnover rate	39.61%	39.59%	28.75%	105.77%	46.71%	7.58%[5]	39.61%[5]

[1]	For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[5]	Not Annualized.
[6]	Benefit of expense reduction rounds to less than 0.01%.
[7]	Annualized.
[8]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.

40	See Notes to Financial Statements.

September 30, 2009	Baron Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Baron Investment Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Investment Funds Trust, comprising, respectively, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund (collectively the “Funds”) at September 30, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 23, 2009

Baron Funds	September 30, 2009

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. Transaction costs, as in the case of Baron iOpportunity Fund, may include redemption fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on April 1, 2009 and held for the six months ended September 30, 2009 (May 29, 2009 to September 30, 2009 for the Institutional Shares).

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 20091

	Actual Total Return	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period[2]

Baron Asset Fund — Retail Shares	38.95%	$1,000.00	$1,389.50	1.35%	$8.09

Baron Asset Fund — Institutional Shares[3]	16.77%	$1,000.00	$1,167.70	1.16%	$4.20

Baron Growth Fund — Retail Shares	36.86%	$1,000.00	$1,368.60	1.34%	$7.96

Baron Growth Fund — Institutional Shares[3]	15.78%	$1,000.00	$1,157.80	1.13%	$4.07

Baron Small Cap Fund — Retail Shares	36.59%	$1,000.00	$1,365.90	1.33%	$7.89

Baron Small Cap Fund — Institutional Shares[3]	15.79%	$1,000.00	$1,157.90	1.16%	$4.18

Baron iOpportunity Fund — Retail Shares	46.14%	$1,000.00	$1,461.40	1.50%	$9.26

Baron iOpportunity Fund — Institutional Shares[3]	19.59%	$1,000.00	$1,195.90	1.25%	$4.59

Baron Fifth Avenue Growth Fund — Retail Shares	35.38%	$1,000.00	$1,353.80	1.40%	$8.26

Baron Fifth Avenue Growth Fund — Institutional Shares[3]	14.19%	$1,000.00	$1,141.90	1.15%	$4.12

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

42

September 30, 2009	Baron Funds

FUND EXPENSES (Unaudited) (Continued)

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009

	Hypothetical Annualized Total Return	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period[2]

Baron Asset Fund — Retail Shares	5.00%	$1,000.00	$1,018.30	1.35%	$6.83

Baron Asset Fund — Institutional Shares[3]	5.00%	$1,000.00	$1,012.84	1.16%	$3.90

Baron Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.35	1.34%	$6.78

Baron Growth Fund — Institutional Shares[3]	5.00%	$1,000.00	$1,012.94	1.13%	$3.80

Baron Small Cap Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	1.33%	$6.73

Baron Small Cap Fund — Institutional Shares[3]	5.00%	$1,000.00	$1,012.84	1.16%	$3.90

Baron iOpportunity Fund — Retail Shares	5.00%	$1,000.00	$1,017.55	1.50%	$7.59

Baron iOpportunity Fund — Institutional Shares[3]	5.00%	$1,000.00	$1,012.53	1.25%	$4.20

Baron Fifth Avenue Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.05	1.40%	$7.08

Baron Fifth Avenue Growth Fund — Institutional Shares[3]	5.00%	$1,000.00	$1,012.87	1.15%	$3.87

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.

[2]

Expenses are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.

43

Baron Funds	September 30, 2009

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE SERIES BY THE BOARD OF TRUSTEES (UNAUDITED)

The Board of Trustees (the “Board”) of Baron Investment Funds Trust (the “Trust”) met on May 12, 2009 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for each series of the Trust (a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory contract for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant, and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as on the information they had considered in past years. In particular, the Board considered the following:

•	Their confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Funds and their comparison to similar funds managed by other advisers over comparable periods;

•

The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for the implementation of investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Any additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Funds were appropriate and that the Funds were likely to continue to benefit from those services provided under the advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account reports prepared by an independent consultant and data supplied by independent data service providers. Performance of the Funds was compared to the performance of peer group funds managed by other advisers over comparable periods, and the expenses of the Funds were compared to the expenses of other funds. The Board considered total return and expense ratios of the Funds and of similar funds, and compared the annualized total return over one-, three-, five- and ten-year periods, where applicable, against expense group and performance universe averages. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that the Funds’ more recent absolute performance was explained by the unprecedented negative global reaction to equity securities, generally. The Board also concluded that the Funds and their shareholders had benefited over the long-term from the Adviser’s investment management of the Funds.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies. The total expense ratios of the Funds were comparable to the total expense ratios of the funds against which it was compared.

September 30, 2009	Baron Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE SERIES BY THE BOARD OF TRUSTEES (UNAUDITED) (continued)

The Board also considered the Adviser’s management fees for other public pooled investment vehicles for which the Adviser serves as a sub-adviser and the basis of compensation for separate accounts and private funds managed by an affiliated adviser. While the fees for the other funds and accounts are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs only portfolio management services for those clients and does not provide many other services provided to the Funds. The Board discussed and considered those other services, which include accounting, oversight of service providers, legal, regulatory, compliance, risk management and Trustee support. The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds.

The Board also considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary to implement investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds.

The Board concluded that the management fee, as well as the total expenses paid by the Funds to the Adviser and its affiliate, were reasonable in light of the services provided and the long-term performance of the Funds over various time periods.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which the Funds’ management fee reflected economies of scale for the benefit of Fund shareholders. The Board considered that, with the exception of Baron Fifth Avenue Growth Fund, the Funds do not have breakpoint fees. The Board considered that the small- and mid-cap investment strategy required more attention by the Adviser than a strategy that involved other types of investing, particularly as the assets increase in size. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business even during this recent period of declining assets and reduced revenues. The Board concluded that based on the considerable reinvestment by the Adviser to support the Funds, including the continued increase in number of quality professional staff, the Funds’ management fee structure was reasonable. The Board will continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to reinvest further to support the Funds.

After due consideration of the above enumerated factors and additional factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Funds’ investment advisory agreements was in the best interests of the Funds and their shareholders.

Baron Funds	September 30, 2009

TAX INFORMATION (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Funds’ fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

During the fiscal year ended September 30, 2009, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1]	Long-Term Capital Gains[2]
Baron Asset Fund	$—	$159,976,493
Baron Growth Fund	—	5,233,210
Baron Small Cap Fund	—	151,470
Baron Fifth Avenue Growth Fund	51,146	4,091,158

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 15% for individuals pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Of the total ordinary income distributions paid by Baron Fifth Avenue Growth Fund, 100.00% is qualified dividend income subject to a reduced tax rate and 100.00% qualifies for the Corporate Dividends Received Deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2009. The information necessary to complete your income tax return for the calendar year ended December 31, 2009 will be listed on the Form 1099-DIV, which will be mailed to you in January 2010.

September 30, 2009	Baron Funds

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board oversees the management of the Funds. The following table lists the Trustees and Executive Officers of the Funds, their ages, current positions held with the Funds, length of time served with the Funds, principal occupations during the past five years and other Trusteeships/Directorships held outside of the Fund complex. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Interested Trustees.” All Trustees listed below, whether Interested or Independent, serve as Trustees for the Funds.

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships Held by the Trustee

Interested Trustees

Ronald Baron[1,2] 767 Fifth Avenue New York, NY 10153 Age: 66	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	22 years	Director, Chairman, CEO and CIO: the Firm* (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm* (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-2009); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	8	None

Linda S. Martinson[1,2] 767 Fifth Avenue New York, NY 10153 Age: 54	President, Chief Operating Officer and Trustee	22 years	Director: the Firm* (2003-Present); Secretary: the Firm* (2003-04/08); President: the Firm* (02/07-Present); Chief Operating Officer: the Firm (05/06-present); General Counsel and Vice President: the Firm* (2003-2007); President (02/07-Present), Trustee (1987-Present), Secretary (2003-10/08): Baron Investment Funds Trust; President (02/07-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009); President (02/07-06/07) Trustee (1998-06/07): Baron Capital Funds Trust.	8	None

Independent Trustees

Norman S. Edelcup[3,4,5] City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 74	Trustee	22 years	Director: Marquis Bank (2007-Present) Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	8	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006- Present); Director: Valhi, Inc. (diversified company) (1985- 1998).

David I. Fuente[4,5,6] 701 Tern Point Circle Boca Raton, FL 33431 Age: 64	Trustee	4 years	Director (1987-Present): Office Depot; Director: Ryder Systems, Inc. (1998-Present); Director: Dick’s Sporting Goods, Inc. (1993-Present); Trustee: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-5/09).	8	Director: Office Depot (1987-Present); Director: Ryder Systems, Inc. (1998- Present); Director: Dick’s Sporting Goods, Inc. (1993-Present).

Baron Funds	September 30, 2009

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships Held by the Trustee

Independent Trustees (continued)

Charles N. Mathewson[4,5] 9295 Prototype Drive Reno, NV 89521 Age: 81	Chairman and Trustee	22 years; (Elected as Chairman 08/04)	Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor-controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	8	None

Harold W. Milner[4,5] 2293 Morningstar Drive Park City, UT 84060 Age: 74	Trustee	22 years	Retired; Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present); Chairman: Lighting Protection Systems, LLC (10/06-Present).	8	None

Raymond Noveck[3,4,5] 31 Karen Road Waban, MA 02168 Age: 66	Trustee	22 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	8	None

David A. Silverman, MD4,5 146 Central Park West New York, NY 10024 Age: 59	Trustee	22 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	8	Director: New York Blood Center (1999-Present).

Alex Yemenidjian[4,5] 1925 Century Park East Suite 1975 Los Angeles, CA 90067 Age: 53	Trustee	4 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-Present); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-Present); Chairman: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); Trustee: Baron Investment Funds Trust (2006-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	8	Chairman: Tropicana Las
Vegas (2009-Present);
Director: Guess?, Inc. (2005-
Present); Director: Regal
Entertainment Group
(2005-Present); Director,
USC Marshall School of
Business Board of Leaders
(2005-Present); Co-chair:
Imagine the Arts Campaign,
California State University-
Northridge (2005-Present);
Trustee: American Film
Institute (2000-2007);
Director: The Lincy
Foundation (1989-Present);
Chairman: The United
Armenian Fund (1989-
Present); Director and
member of Executive
Committee: MGM MIRAGE,
					Inc. (1989-2005).

Additional Officers of the Funds

Larry Cohn 767 Fifth Avenue New York, NY 10153 Age: 51	Vice President and Chief Information Officer	1 year	Vice President and Chief Information Officer: Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc. (2008-Present); Global Divisional Chief Information Officer, Investment Management Division: Lehman Brothers (2003-2008); Chief Information Officer: Neuberger Berman (1993-2003).	8	Director: Hebrew Academy of Nassau County (1996- Present).

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 50	Senior Vice President and Portfolio Manager	13 years	Director and Senior Vice President: the Firm* (2003-Present); Vice President: Baron Capital, Inc. (1997-2003); Portfolio Manager: Baron Small Cap Fund (1997-Present).	8	None

September 30, 2009	Baron Funds

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships Held by the Trustee

Additional Officers of the Funds (continued)

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 49	Vice President and Chief Compliance Officer	6 years	Vice President and Chief Compliance Officer: the Firm* (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-2009), Baron Capital Funds Trust (2003-06/07).	8	None

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 41	Vice President, General Counsel and Secretary	2 years	Vice President and General Counsel: the Firm*, Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd. (08/07-Present); Baron Managed Funds plc (08/07-2009); Secretary: the Firm* (04/08-Present); Secretary: Baron Investment Funds Trust, Baron Select Funds (10/08-Present); Managing Director and Chief Operating Officer: Legal and Compliance Division, Morgan Stanley (01/06-06/07); Director of Regulatory Matters: Credit Suisse Securities (USA) (04/04-01/06); Counsel to Vice Chairman: Credit Suisse Securities (USA) (09/02-04/04).	8	None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 40	Senior Vice President and Portfolio Manager	7 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-2003); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).	8	None

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 54	Vice President	22 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present), Baron Capital Funds Trust (1998-06/07).	8	None

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 48	Treasurer and Chief Financial Officer	22 years	Chief Financial Officer and Treasurer: the Firm* (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-2009), Baron Capital Funds Trust (1998-06/07).	8	None

*	The Firm (Baron Capital Group, Inc. with its subsidiaries Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc.).
(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act by reason of their employment with the Funds’ Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.
(6)	Mr. Fuente resigned from the Board on May 12, 2009.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

SEP09

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the registrant’s principal accounting firm during the fiscal year October 1, 2008 to September 30, 2009 (a) for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”), (b) for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees (“Audit-Related Fees”), (c) for professional services rendered for tax compliance, tax advice and tax planning (“Tax Fees”), and (d) for products and services provided by such accounting firm that are not included in (a), (b) or (c) above (“All Other Fees”).

For the Fiscal Year Ended September 30, 2009:

	Audit Fees	Tax Fees
Baron Asset Fund	45,000.00	15,300.00
Baron Growth Fund	47,250.00	10,640.00
Baron Small Cap Fund	45,000.00	12,390.00
Baron iOpportunity Fund	25,000.00	10,420.00
Baron Fifth Avenue Growth Fund	25,000.00	13,030.00

Pursuant to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Certifications pursuant to Section 302 of the Sarbanes Oxley Act of 2002.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: November 30, 2009

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: November 30, 2009